INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR25




                               Final Term Sheet


                          [IndyMac Bank, F.S.B. LOGO]


                         $1,213,813,100 (Approximate)




                               IndyMac MBS, Inc.
                                   Depositor


                             IndyMac Bank, F.S.B.
                         Sponsor, Seller and Servicer

         This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

         The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

         THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

         This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

         The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                  FREE WRITING PROSPECTUS DATED JULY 27, 2006

                  IndyMac INDX Mortgage Loan Trust 2006-AR25
                                Issuing Entity
       Distributions are payable monthly on the 25th day of each month, beginning August 25, 2006

The issuing entity will issue certificates, including the following classes of certificates:

--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
                        Initial Class                                             Initial Class
                         Certificate                                               Certificate
                       Balance/Initial                                           Balance/Initial
       Class          Notional Amount(1)  Pass-Through Rate        Class        Notional Amount(1)  Pass-Through Rate
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 1-A-1               $35,357,000       Variable((2))    Class 4-A-5            $25,520,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 1-A-2                $3,929,000       Variable((2))    Class 5-A-1           $152,684,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 2-A-1               $30,469,000       Variable((2))    Class 5-A-2            $16,965,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 2-A-2                $3,386,000       Variable((2))    Class 6-A-1            $58,100,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 3-A-1              $300,000,000       Variable((2))    Class 6-A-2            $15,534,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 3-A-2              $120,303,000        Variable(2)     Class 6-A-3            $15,534,000(3)       0.4000%
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 3-A-3              $120,303,000(3)       0.3600%       Class 6-A-4            $97,352,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 3-A-4               $46,701,000        Variable(2)     Class 6-A-5            $19,000,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 4-A-1              $148,720,000        Variable(2)     Class A-R                     $100        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 4-A-2               $65,100,000        Variable(2)     Class B-1              $29,726,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 4-A-3               $15,860,000        Variable(2)     Class B-2              $19,198,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Class 4-A-4               $15,860,000(3)       0.4500%       Class B-3               $9,909,000        Variable(2)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
----------
(1)   This amount is approximate and is subject to a permitted variance in the aggregate of plus or minus 10%.
(2)   The pass-through rates are calculated as described in this free writing prospectus under "Summary--Description of the Certificates."
(3)   The Class 3-A-3, Class 4-A-4 and Class 6-A-3 Certificates are interest only, notional amount certificates. The initial notional amounts for the notional amount certificates are set forth in the table above but are not included in the aggregate class certificate balance of the offered certificates.

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                                    Summary


Issuing Entity

IndyMac INDX Mortgage Loan Trust
2006-AR25, a common law trust formed under the laws of the State of New York.

Depositor

IndyMac MBS, Inc., a Delaware corporation and a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Sponsor, Seller and Servicer

IndyMac Bank, F.S.B., a federal savings bank. Its principal executive offices are located at 888 East Walnut Street, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Trustee

Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit and (ii) for all other purposes, at 1761 East St. Andrew Place, Santa Ana, California 92705,
Attention: Trust Administration IN06AP, and its telephone number is (714) 247-6000.

Pooling and Servicing Agreement

The pooling and servicing agreement dated as of the cut-off date among the seller, the servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For each mortgage loan, the later of July 1, 2006 and the origination date of that mortgage loan.

Closing Date

On or about July 28, 2006.

The Mortgage Loans

The mortgage pool will consist primarily of 30-year conventional adjustable-rate mortgage loans secured by first liens or one- to four-family residential properties. The mortgage loans will be divided into six groups. Each group of mortgage loans is referred to as a "loan group."

The mortgage rate on each mortgage loan is adjustable, after a specified period after origination during which the mortgage rate is fixed, based on a specified index. The aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date is expected to be approximately as follows:

                   Aggregate             Fixed Rate
Loan Group   Principal Balance ($)    Period (months)
----------   ---------------------    ---------------
     1            $42,129,682               36
     2            $36,305,207               36
     3           $500,808,640               60
     4           $273,672,929               60
     5           $181,929,637               84
     6           $203,738,810               84

The group 1 mortgage loans, group 3 mortgage loans and group 5 mortgage loans have original principal balances that conform to the guidelines of Fannie Mae and Freddie Mac. The group 2 mortgage loans, the group 4 mortgage loans and the group 6 mortgage loans have original principal balances that may or may not conform to the guidelines of Fannie Mae and Freddie Mac.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus. As of the

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                                     S-4

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cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance         $42,129,682

Geographic Concentrations in excess
   of 10%:

   California                                    29.32%

Weighted Average Original LTV Ratio              74.28%

Weighted Average Mortgage Rate                   6.436%

Range of Mortgage Rates                5.000% to 8.125%

Average Current Principal Balance              $239,373

Range of Current Principal Balances          $42,607 to
                                               $500,500

Weighted Average Remaining Term to
   Maturity                                  358 months

Weighted Average FICO Credit Score                  712

Weighted Average Gross Margin                    2.714%

Weighted Average Maximum Mortgage
   Rate                                         12.131%

Weighted Average Minimum Mortgage
   Rate                                          2.714%

Range of Months to Next Rate
   Adjustment Date                              5 to 37


As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance         $36,305,207

Geographic Concentrations in excess
   of 10%:

   California                                    35.47%

Weighted Average Original LTV Ratio              70.90%

Weighted Average Mortgage Rate                   6.338%

Range of Mortgage Rates                5.000% to 8.750%

Average Current Principal Balance              $605,087

Range of Current Principal Balances         $414,030 to
                                             $1,499,000

Weighted Average Remaining Term to
   Maturity                                  358 months

Weighted Average FICO Credit Score                  723

Weighted Average Gross Margin                    2.616%

Weighted Average Maximum Mortgage
   Rate                                         12.093%

Weighted Average Minimum Mortgage
   Rate                                          2.616%

Range of Months to Next Rate
   Adjustment Date                              4 to 37


As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance        $500,808,640

Geographic Concentrations in excess
   of 10%:

   California                                    36.57%

Weighted Average Original LTV Ratio              76.46%

Weighted Average Mortgage Rate                   6.791%

Range of Mortgage Rates                4.750% to 8.875%

Average Current Principal Balance              $259,756

Range of Current Principal Balances          $34,400 to

                                               $596,250

Weighted Average Remaining Term to
   Maturity                                  359 months

Weighted Average FICO Credit Score                  710

Weighted Average Gross Margin                    2.715%

Weighted Average Maximum Mortgage
   Rate                                         11.968%

Weighted Average Minimum Mortgage
   Rate                                          2.715%

Range of Months to Next Rate
   Adjustment Date                             27 to 61


As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance        $273,672,929

Geographic Concentrations in excess
   of 10%:

   California                                    56.55%

Weighted Average Original LTV Ratio              72.11%

Weighted Average Mortgage Rate                   6.594%

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                                     S-5

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Range of Mortgage Rates                5.000% to 8.875%

Average Current Principal Balance              $609,517

Range of Current Principal Balances         $107,000 to
                                             $1,777,000

Weighted Average Remaining Term to
   Maturity                                  358 months

Weighted Average FICO Credit Score                  721

Weighted Average Gross Margin                    2.722%

Weighted Average Maximum Mortgage
   Rate                                         11.651%

Weighted Average Minimum Mortgage
   Rate                                          2.722%

Range of Months to Next Rate
   Adjustment Date                             14 to 61


As of the cut-off date, the mortgage loans in loan group 5 had the following characteristics:

Aggregate Current Principal Balance        $181,929,637

Geographic Concentrations in excess
   of 10%:

   California                                    30.70%

Weighted Average Original LTV Ratio              77.53%

Weighted Average Mortgage Rate                   6.757%

Range of Mortgage Rates                5.000% to 8.875%

Average Current Principal Balance              $247,523

Range of Current Principal Balances          $54,400 to
                                               $720,000

Weighted Average Remaining Term to
   Maturity                                  360 months

Weighted Average FICO Credit Score                  712

Weighted Average Gross Margin                    2.590%

Weighted Average Maximum Mortgage
   Rate                                         11.757%

Weighted Average Minimum Mortgage
   Rate                                          2.590%

Range of Months to Next Rate
   Adjustment Date                             82 to 85


As of the cut-off date, the mortgage loans in loan group 6 had the following characteristics:

Aggregate Current Principal Balance        $203,738,810

Geographic Concentrations in excess
   of 10%:

   California                                    64.41%

Weighted Average Original LTV Ratio              70.60%

Weighted Average Mortgage Rate                   6.681%

Range of Mortgage Rates                5.000% to 8.500%

Average Current Principal Balance              $638,680

Range of Current Principal Balances         $417,300 to
                                             $1,995,000

Weighted Average Remaining Term to
   Maturity                                  360 months

Weighted Average FICO Credit Score                  713

Weighted Average Gross Margin                    2.713%

Weighted Average Maximum Mortgage
   Rate                                         11.684%

Weighted Average Minimum Mortgage
   Rate                                          2.713%

Range of Months to Next Rate
   Adjustment Date                             70 to 85

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                                     S-6

------------------------------------------------------------------------------

As of the cut-off date, the mortgage loans, in the aggregate, had the following characteristics:

Aggregate Current Principal Balance      $1,238,584,905
Geographic Concentrations in excess
   of 10%:

   California                                    44.43%

Weighted Average Original LTV Ratio              74.46%

Weighted Average Mortgage Rate                   6.699%

Range of Mortgage Rates                4.750% to 8.875%

Average Current Principal Balance              $337,765

Range of Current Principal Balances          $34,400 to
                                             $1,995,000
Weighted Average Remaining Term to
   Maturity                                  359 months

Weighted Average FICO Credit Score                  714

Weighted Average Gross Margin                    2.695%

Weighted Average Maximum Mortgage
   Rate                                         11.830%

Weighted Average Minimum Mortgage
   Rate                                          2.695%

Range of Months to Next Rate
   Adjustment Date                              4 to 85

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                                     S-7

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Description of the Certificates

The issuing entity will issue the following classes of certificates:

-------------------------------------------------------------------------------------------------------------------------
                                      Initial
                                       Class
                                    Certificate
                                  Balance / Final
                                      Initial                             Scheduled       Modeled Final
                    Related           Notional                          Distribution      Distribution    Initial Rating
       Class        Loan Group       Amount (1)          Type               Date              Date       (Moody's/S&P) (2)
----------------- -------------- ----------------- ----------------- ------------------ ---------------- -----------------
Offered
Certificates
1-A-1..............     1         $35,357,000         Senior/Super       September 2036     July 2036         Aaa/AAA
                                                    Senior/Variable
                                                         Rate
1-A-2..............     1          $3,929,000        Senior/Support/     September 2036     July 2036         Aaa/AAA
                                                     Variable Rate
2-A-1..............     2         $30,469,000         Senior/Super       September 2036     July 2036         Aaa/AAA
                                                    Senior/Variable
                                                         Rate
2-A-2..............     2          $3,386,000        Senior/Support/     September 2036     July 2036         Aaa/AAA
                                                     Variable Rate
3-A-1..............     3        $300,000,000         Senior/Super       September 2036     July 2036         Aaa/AAA
                                                    Senior/Variable
                                                         Rate
3-A-2..............     3        $120,303,000         Senior/Super       September 2036     July 2036         Aaa/AAA
                                                    Senior/Variable
                                                         Rate
3-A-3..............     3        $120,303,000        Senior/Notional     September 2036     July 2036         Aaa/AAA
                                                     Amount/Interest
                                                         Only/
                                                   Fixed Pass-Through
                                                         Rate
3-A-4..............     3         $46,701,000        Senior/Support/     September 2036     July 2036         Aaa/AAA
                                                     Variable Rate
4-A-1..............     4        $148,720,000         Senior/Super       September 2036     July 2036         Aaa/AAA
                                                    Senior/Variable
                                                          Rate
4-A-2..............     4         $65,100,000         Senior/Super       September 2036   November 2011       Aaa/AAA
                                                    Senior/Variable
                                                          Rate
4-A-3..............     4         $15,860,000         Senior/Super       September 2036     July 2036         Aaa/AAA
                                                    Senior/Variable
                                                          Rate
4-A-4..............     4         $15,860,000        Senior/Notional        June 2011       June 2011         Aaa/AAA
                                                     Amount/Interest
                                                          Only/
                                                   Fixed Pass-Through
                                                          Rate
4-A-5..............     4         $25,520,000        Senior/Support/     September 2036     July 2036         Aaa/AAA
                                                     Variable Rate
5-A-1..............     5        $152,684,000         Senior/Super       September 2036     July 2036         Aaa/AAA
                                                    Senior/Variable
                                                          Rate
5-A-2..............     5         $16,965,000        Senior/Support/     September 2036     July 2036         Aaa/AAA
                                                     Variable Rate
6-A-1..............     6         $58,100,000         Senior/Super       September 2036  September 2011       Aaa/AAA
                                                    Senior/Variable
                                                          Rate
6-A-2..............     6         $15,534,000         Senior/Super       September 2036     July 2036         Aaa/AAA
                                                    Senior/Variable
                                                          Rate
6-A-3..............     6         $15,534,000        Senior/Notional        June 2013       June 2013         Aaa/AAA
                                                    Amount/Interest
                                                          Only/
                                                   Fixed Pass-Through
                                                          Rate
6-A-4..............     6         $97,352,000         Senior/Super       September 2036     July 2036         Aaa/AAA
                                                    Senior/Variable
                                                          Rate
6-A-5..............     6         $19,000,000        Senior/Support/     September 2036     July 2036         Aaa/AAA
                                                     Variable Rate
A-R................     1                $100         Senior/REMIC       September 2036    August 2006        Aaa/AAA
                                                       Residual
B-1................ 1, 2, 3,      $29,726,000         Subordinate/       September 2036     July 2036         Aa2/AA
                    4, 5 and 6                        Variable Rate
B-2................ 1, 2, 3,      $19,198,000         Subordinate/       September 2036     July 2036          A2/A
                    4, 5 and 6                        Variable Rate
B-3................ 1, 2, 3,       $9,909,000         Subordinate/       September 2036     July 2036        Baa2/BBB
                    4, 5 and 6                        Variable Rate

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                                                         S-8

-------------------------------------------------------------------------------------------------------------------------
                                      Initial
                                       Class
                                    Certificate
                                  Balance / Final
                                      Initial                             Scheduled       Modeled Final
                    Related           Notional                          Distribution      Distribution    Initial Rating
       Class        Loan Group       Amount (1)          Type               Date              Date       (Moody's/S&P) (2)
----------------- -------------- ----------------- ----------------- ------------------ ---------------- -----------------
Non-Offered
Certificates(3)
Class P-1.......... 1, 2, 3,             $100      Prepayment Charges          N/A             N/A
                    4, 5 and 6
Class P-2.......... 1, 2, 3,             $100      Prepayment Charges          N/A             N/A
                    4, 5 and 6
Class B-4.......... 1, 2, 3,      $10,528,000         Subordinate/       September 2036     July 2036
                    4, 5 and 6                        Variable Rate
Class B-5.......... 1, 2, 3,       $8,050,000         Subordinate/       September 2036     July 2036
                    4, 5 and 6                        Variable Rate
Class B-6.......... 1, 2, 3,       $6,193,804         Subordinate/       September 2036     July 2036
                    4, 5 and 6                        Variable Rate

--------------

(1)      This amount is subject to a permitted variance in the aggregate of plus or minus 10% and depends on the amount of mortgage loans actually delivered on the closing date.

(2)      The offered certificates will not be offered unless they are assigned the indicated ratings by Standard &
Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). These
ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3)      The Class P-1, Class P-2, Class B-4, Class B-5 and Class B-6 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to these certificates is provided only to permit a better understanding of the offered certificates.

-------------------------------------------------------------------------------------------------------------------------

The certificates also will have the following characteristics:

-----------------------------------------------------------------------------------------------------------
                         Initial Pass-Through                        Interest Accrual      Interest Accrual
           Class               Rate(1)         Pass-Through Rate          Period              Convention
------------------------ --------------------  -----------------     ----------------      ----------------
  Offered Certificates
  1-A-1..................      6.05994%                 (2)          calendar month (3)        30/360 (4)
  1-A-2..................      6.05994%                 (2)          calendar month (3)        30/360 (4)
  2-A-1..................      5.96166%                 (2)          calendar month (3)        30/360 (4)
  2-A-2..................      5.96166%                 (2)          calendar month (3)        30/360 (4)
  3-A-1..................      6.41438%                 (2)          calendar month (3)        30/360 (4)
  3-A-2..................      6.05438%                 (5)          calendar month (3)        30/360 (4)
  3-A-3..................      0.36000%             0.36000%         calendar month (3)        30/360 (4)
  3-A-4..................      6.41438%                 (2)          calendar month (3)        30/360 (4)
  4-A-1..................      6.21779%                 (2)          calendar month (3)        30/360 (4)
  4-A-2..................      6.21779%                 (2)          calendar month (3)        30/360 (4)
  4-A-3..................      5.76779%                 (5)          calendar month (3)        30/360 (4)
  4-A-4..................      0.45000%            0.45000 (6)       calendar month (3)        30/360 (4)
  4-A-5..................      6.21779%                 (2)          calendar month (3)        30/360 (4)
  5-A-1..................      6.38092%                 (2)          calendar month (3)        30/360 (4)
  5-A-2..................      6.38092%                 (2)          calendar month (3)        30/360 (4)
  6-A-1..................      6.30440%                 (2)          calendar month (3)        30/360 (4)
  6-A-2..................      5.90440%                 (5)          calendar month (3)        30/360 (4)
  6-A-3..................      0.40000%            0.40000 (7)       calendar month (3)        30/360 (4)
  6-A-4..................      6.30440%                 (2)          calendar month (3)        30/360 (4)
  6-A-5..................      6.30440%                 (2)          calendar month (3)        30/360 (4)
  A-R....................      6.05994%                 (2)          calendar month (3)        30/360 (4)
  B-1....................      6.32261%                 (8)          calendar month (3)        30/360 (4)
  B-2....................      6.32261%                 (8)          calendar month (3)        30/360 (4)
  B-3....................      6.32261%                 (8)          calendar month (3)        30/360 (4)
  Non-Offered
  Certificates
  Class P-1..............         (9)                   (9)                  N/A                   N/A
  Class P-2..............         (9)                   (9)                  N/A                   N/A
  Class B-4..............      6.32261%                 (8)          calendar month (3)        30/360 (4)
  Class B-5..............      6.32261%                 (8)          calendar month (3)        30/360 (4)
  Class B-6..............      6.32261%                 (8)          calendar month (3)        30/360 (4)

---------------------------------------------------------------------------------------------------------------
(1)  Reflects the expected pass-through rate as of the closing date.

(2)  The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the corresponding loan group.

(3)  These certificates will settle with accrued interest.

(4)  Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve
     30-day months.

(5)  The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the corresponding loan group minus the pass-through rate of the class of notional amount certificates in the related senior certificate group for that interest accrual period.

(6)  The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be (x) up to and including the distribution date in June 2011, 0.45% per annum, and (y) any distribution date thereafter, 0.00% per annum.

(7)  The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be (x) up to and including the distribution date in June 2013, 0.40% per annum, and (y) any distribution date thereafter, 0.00% per annum.

(8)  For the interest accrual period for any distribution date, the pass-through rate for each class of subordinated certificates will be equal to (i) the sum of the following for each loan group: the product of (x) the weighted average of the adjusted net mortgage rates of the mortgage loans in that loan group as of the first day of the prior calendar month and (y) the aggregate stated principal balance of the mortgage loans in that loan group as of the first day of the related due period (after giving effect to principal prepayments received in the prepayment period that ends during such due period), minus the aggregate class certificate balance of the senior certificates related to that loan group immediately prior to that distribution date, divided by (ii) the aggregate class certificate balance of the subordinated certificates immediately prior to that distribution date.

(9)  The Class P-1 and Class P-2 Certificates will not accrue any interest.

Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

   Designation              Class of Certificates
------------------ ----------------------------------------------------------
Senior             Class 1-A-1, Class 1-A-2, Class 2-A-1,
  Certificates:    Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class
                   3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4,
                   Class 4-A-5, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class
                   6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5 and Class A-R
                   Certificates

Subordinate        Class B-1, Class B-2, Class B-3, Class
  Certificates:    B-4, Class B-5 and Class B-6
                   Certificates

Group 1            Class 1-A-1, Class 1-A-2 and Class A-R
Certificates       Certificates

Group 2            Class 2-A-1 and Class 2-A-2
Certificates       Certificates

Group 3            Class 3-A-1, Class 3-A-2, Class 3-A-3
Certificates       and Class 3-A-4 Certificates

Group 4            Class 4-A-1, Class 4-A-2, Class 4-A-3,
Certificates       Class 4-A-4 and Class 4-A-5
                   Certificates

Group 5            Class 5-A-1 and Class 5-A-2
Certificates       Certificates

Group 6            Class 6-A-1, Class 6-A-2, Class 6-A-3,
  Certificates     Class 6-A-4 and Class 6-A-5
                   Certificates

Notional Amount    Class 3-A-3, Class 4-A-4 and Class
  Certificates     6-A-3 Certificates

Offered            Senior Certificates, Class B-1, Class
  Certificates:    B-2 and Class B-3 Certificates

Super Senior       Class 1-A-1, Class 2-A-1, Class 3-A-1,
  Certificates:    Class 3-A-2, Class 4-A-1, Class 4-A-2,
                   Class 4-A-3, Class 5-A-1, Class 6-A-1,
                   Class 6-A-2 and Class 6-A-4
                   Certificates

Support            Class 1-A-2, Class 2-A-2, Class 3-A-4,
  Certificates:    Class 4-A-5, Class 5-A-2 and Class
                   6-A-5 Certificates

Record Date

The last business day of the month preceding the month of a distribution date.

Denominations

$25,000 and multiples of $1,000 in excess thereof.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company in the United States and, upon request, through Clearstream Luxembourg or the Euroclear System in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions the next business day. The first distribution is scheduled for August 25, 2006.

Interest Distributions

On each distribution date, to the extent funds are available for the related loan group, each interest-bearing class of certificates will be entitled to receive:

     o interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount immediately prior to that distribution date; and

     o    any interest remaining unpaid from prior distribution dates; less

     o any net interest shortfalls allocated to that class for that distribution date.

When a borrower makes a full or partial prepayment on a mortgage loan, the amount of interest that the borrower is required to pay may be less than the amount of interest certificateholders would otherwise be entitled to receive with respect to the mortgage loan. The servicer is required to reduce its servicing compensation to offset this shortfall but the reduction

------------------------------------------------------------------------------

------------------------------------------------------------------------------
for any distribution date is limited to an amount equal to the product of one-twelfth of 0.125% multiplied by the pool balance as of the first day of the prior month. If the aggregate amount of interest shortfalls resulting from prepayments on the mortgage loans in a loan group exceeds the amount of the reduction in the servicer's servicing compensation, the interest entitlement for each related class of certificates will be reduced proportionately by the amount of this excess.

For each class of certificates, any unpaid interest amounts (which is interest due, but not paid, on a prior distribution date) will be payable as and to the extent described in this free writing prospectus.

Allocation of Net Interest Shortfalls

For any distribution date, the interest entitlement for each interest-bearing class of certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group resulting from:

     o    prepayments on the mortgage loans; and

     o reductions in the interest rate on the related mortgage loans due to Servicemembers Civil Relief Act reductions or debt service reductions.

Net interest shortfalls for a loan group on any distribution date will be allocated pro rata among all interest-bearing classes of the related senior certificates based on their respective entitlements and the classes of subordinated certificates, based on interest accrued on each such subordinated class' share of the assumed balance, as described more fully in this free writing prospectus under "Description of the Certificates -- Interest," in each case before taking into account any reduction in the interest entitlements due to shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the related classes of certificates in the order described below under "-- Priority of Distributions Among Certificates," interest will be distributed on each class of related certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and generally consists of the following (after the fees and expenses described under the next heading are subtracted):

     o all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

     o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures;

     o net proceeds from the liquidation of defaulted mortgage loans in that loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

     o subsequent recoveries with respect to mortgage loans in that loan group;

     o partial or full prepayments with respect to mortgage loans in that loan group collected during the applicable period, together with interest paid in connection with the prepayment, other than certain excess amounts payable to the servicer and the compensating interest; and

     o any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan in that loan group repurchased by a seller or originator or purchased by the servicer during the applicable period.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Fees and Expenses

The amounts available for distribution on the certificates on any distribution date generally will not include the following amounts:

     o the servicing fee and additional servicing compensation due to the servicer;

     o    the trustee fee due to the trustee;

     o    any lender paid mortgage insurance premiums

     o amounts reimbursed to the servicer and the trustee in respect of advances previously made by them and other amounts for which the servicer and the trustee are entitled to be reimbursed;

     o all prepayment charges (which are distributable only to the Class P-1 and Class P-2 Certificates); and

     o all other amounts for which the depositor, the seller or the servicer is entitled to be reimbursed.

Any amounts paid from the amount available for distribution to the certificateholders will reduce the amount that could be distributed to the certificateholders.

Servicing Compensation

Servicing Fee

The servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan of 0.375% per annum (referred to as the servicing fee rate).

Additional Servicing Compensation

The servicer is also entitled to receive additional servicing compensation from late payment fees, assumption fees and other similar charges (excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts.

Source and Priority of Payments;

These amounts will be paid to the servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

     o to interest on each interest-bearing class of senior certificates related to that loan group, pro rata, based on their respective interest distribution amounts;

     o to principal of the classes of senior certificates relating to that loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

     o to interest on and then principal of the classes of subordinated certificates, in the order of their seniority, beginning with the Class B-1 Certificates, in each case subject to the limitations set forth below; and

     o    from any remaining available amounts, to the Class A-R Certificates.

Principal Distributions

Generally, principal collections from the mortgage loans in a loan group are allocated to the senior certificates as set forth below, and any remainder is allocated to the subordinated certificates:

     o in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the aggregate stated principal balance of the mortgage loans in the loan group and

     o in the case of principal prepayments on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the seventh anniversary of the first distribution date, at which time the percentage will step down as described in this free writing prospectus, if the specified conditions are met.

Notwithstanding the foregoing,

------------------------------------------------------------------------------

------------------------------------------------------------------------------

     o no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied and

     o if the subordination percentage meets a certain threshold and certain conditions related to loss and delinquency performance of the mortgage loans in each loan group are satisfied (referred to as the "two-times test"), the senior prepayment percentage will step down prior to the seventh anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Senior Certificates:

On each distribution date, the principal amount for each loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

     o    with respect to loan group 1, in the following order of priority:

          1) to the Class A-R Certificates, until its class certificate balance is reduced to zero; and

          2) concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

     o with respect to loan group 2, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

     o with respect to loan group 3, concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-4 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

     o    with respect to loan group 4, concurrently, as follows:

     o 1) 68.2758620690%, concurrently, to the Class 4-A-1 and Class 4-A-5 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

     o 2) 31.7241379310%, sequentially, to the Class 4-A-2 and Class 4-A-3 Certificates, in that order, until their respective class certificate balances are reduced to zero.

     o with respect to loan group 5, concurrently, to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

     o    with respect to loan group 6, concurrently, as follows:

          1) 61.2424073353%, concurrently, to the Class 6-A-4 and Class 6-A-5 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

          2) 38.7575926647%, sequentially, to the Class 6-A-1 and Class 6-A-2 Certificates, in that order, until their respective class certificate balances are reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of their distribution priorities, beginning with the Class B-1 Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount from all loan groups; provided, that if the applicable credit support percentage of a class or classes (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class or classes (referred to as "restricted classes"), the restricted classes will not receive distributions of principal prepayments. Instead, the portion of principal prepayments otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

Required Repurchases, Substitutions or Purchases of Mortgage Loans

The seller will make certain representations and warranties relating to the mortgage loans pursuant to

------------------------------------------------------------------------------

------------------------------------------------------------------------------

the pooling and servicing agreement. If with respect to any mortgage loan any of the representations and warranties are breached in any material respect as of the date made, or an uncured material document defect exists, the seller will be obligated to repurchase or substitute for the mortgage loan.

The servicer is permitted to modify any mortgage loan at the request of the related mortgagor, provided that the servicer purchases the mortgage loan from the issuing entity immediately preceding the modification.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, each class of subordinated certificates will have a distribution priority over the class or classes of certificates with a higher numerical designation, if any.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against most losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest priority of distribution, and second to the related senior certificates (other than the notional amount certificates). However, any realized losses on the mortgage loans in a loan group that would otherwise be allocated to the related Super Senior Class of certificates will instead be allocated to the related Support Class of certificates until its class certificate balance is reduced to zero.

Additionally, as described above under "-- Principal Payments," unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of unscheduled payments of principal between the related senior certificates and the subordinated certificates) will exceed the related senior percentage (which represents such senior certificates' pro rata percentage interest in the mortgage loans in that loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

Cross-Collateralization

If the senior certificates of one group have been paid in full before the senior certificates of the other groups, all principal on the mortgage loans related to the senior certificate group that was paid in full will be distributed to the remaining senior certificates on a pro rata basis. However, those distributions will not be made if the level of subordination provided to the senior certificates has doubled from the original level and the delinquency performance of the mortgage loans satisfies the test described under "Description of the Certificates--Cross-Collateralization."

If on any distribution date the aggregate class certificate balance of the senior certificates of a senior certificate group, after giving effect to distributions to be made on that distribution date, is greater than the aggregate stated principal balance of the mortgage loans in the related loan group (any such group, an "undercollateralized group"), all amounts otherwise distributable as principal to the subordinated certificates (or, following the senior credit support depletion date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of that undercollateralized group, until the aggregate class certificate balance of the senior certificates of the undercollateralized group equals the aggregate stated principal balance of the mortgage loans in that loan group (such distribution, an "undercollateralization distribution"). If the senior certificates of a senior certificate group constitute an undercollateralized group on any distribution date following the senior credit support depletion date, undercollateralization distributions will be made from the excess of the available funds for the other loan groups remaining after all required amounts for that distribution date have been distributed to the senior certificates of that senior certificate group.

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Accordingly, the subordinated certificates will not receive distributions of principal until each undercollateralized group is no longer undercollateralized.

All distributions described in this "--Cross-Collateralization" section will be made in accordance with the priorities set forth below under "Distributions on the Certificates -- Principal -- Senior Principal Distribution Amount" and "-- Subordinated Principal Distribution Amount."

Advances

The servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal distributions on the certificates and are not intended to guarantee or insure against losses.

Optional Termination

The servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of all of the mortgage loans and real estate owned by the issuing entity declines below 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity will comprise one or more real estate mortgage investment conduits in a tiered structure. The highest tier will be referred to as the Master REMIC and each underlying tier (if any) will be referred to as an underlying REMIC. Each underlying REMIC (if any) will hold mortgage loans (or uncertificated regular interests) and will issue several classes of uncertificated regular interests and a single uncertificated residual interest. The Master REMIC will hold as assets regular interests issued by underlying REMICs (or the mortgage loans if there are no underlying REMICs) and will issue the several classes of certificates, which, other than the Class A-R Certificate, will represent the regular interests in the Master REMIC. The Class A-R Certificate will represent ownership of both the residual interest in the Master REMIC and the residual interests in any underlying REMIC.

ERISA Considerations

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

Legal Investment

The senior certificates and the Class B-1 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-2 and Class B-3 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore, will not be mortgage related securities for purposes of that Act.

------------------------------------------------------------------------------


                                                        The Mortgage Pool

                                                          Loan Group 1


                                        Mortgage Rates for the Group 1 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Mortgage Rates (%)                    Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000 .....................         7  $     1,338,072.00            3.18%     5.000%       706  $   191,153.14     78.35%
5.001 - 5.500 .....................        10        2,192,953.62            5.21      5.314        720      219,295.36     72.21
5.501 - 6.000 .....................        32        7,790,087.88           18.49      5.900        721      243,440.25     72.68
6.001 - 6.500 .....................        54       13,199,146.74           31.33      6.328        725      244,428.64     75.54
6.501 - 7.000 .....................        48       11,906,312.60           28.26      6.814        702      248,048.18     74.00
7.001 - 7.500 .....................        21        4,623,404.16           10.97      7.280        688      220,162.10     73.70
7.501 - 8.000 .....................         3          814,958.00            1.93      7.842        708      271,652.67     68.52
8.001 - 8.500 .....................         1          264,746.71            0.63      8.125        641      264,746.71     94.66
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============

---------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 1 Mortgage Loans was approximately 6.436% per annum.



                                  Current Principal Balances for the Group 1 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of Current Mortgage Loan       Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Principal Balances ($)                Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00 ..................         1  $        42,606.92            0.10%     6.000%       672  $    42,606.92     80.00%
50,000.01 - 100,000.00 ............         8          668,162.79            1.59      6.461        705       83,520.35     69.47
100,000.01 - 150,000.00 ...........        32        4,130,854.10            9.81      6.398        698      129,089.19     72.30
150,000.01 - 200,000.00 ...........        27        4,745,429.17           11.26      6.281        705      175,756.64     71.16
200,000.01 - 250,000.00 ...........        28        6,153,483.65           14.61      6.509        711      219,767.27     75.47
250,000.01 - 300,000.00 ...........        31        8,528,180.75           20.24      6.429        725      275,102.60     71.91
300,000.01 - 350,000.00 ...........        22        7,218,868.22           17.13      6.431        704      328,130.37     77.27
350,000.01 - 400,000.00 ...........        21        7,988,316.49           18.96      6.409        705      380,396.02     77.58
400,000.01 - 450,000.00 ...........         3        1,224,879.62            2.91      6.459        747      408,293.21     67.30
450,000.01 - 500,000.00 ...........         2          928,400.00            2.20      7.073        749      464,200.00     75.83
500,000.01 - 550,000.00 ...........         1          500,500.00            1.19      6.750        762      500,500.00     70.00
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============
------------
(1) As of the Cut-off Date, the average principal balance of the Group 1 Mortgage Loans was approximately $239,373.19.




                                                                S-17

                                  Original Loan-to-Value Ratios for the Group 1 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Original Loan-to-Value      Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Ratios (%)                            Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00 .....................         5  $     1,033,500.00             2.45%     6.389%       752  $   206,700.00     35.27%
40.01 - 50.00 .....................         7        1,204,634.77             2.86      5.955        732      172,090.68     43.75
50.01 - 60.00 .....................        11        2,454,130.89             5.83      6.493        725      223,102.81     56.13
60.01 - 70.00 .....................        26        6,710,350.18            15.93      6.644        718      258,090.39     66.07
70.01 - 80.00 .....................       117       28,585,358.81            67.85      6.393        707      244,319.31     79.18
80.01 - 90.00 .....................         5        1,095,332.67             2.60      6.520        708      219,066.53     88.46
90.01 - 100.00 ....................         5        1,046,374.39             2.48      6.676        712      209,274.88     94.30
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 1 Mortgage Loans was approximately
74.28%.



                                  Original Term to Stated Maturity for the Group 1 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Original Term to Stated Maturity     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
(Months)                              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
360 ...............................       176  $    42,129,681.71           100.00%     6.436%       712  $   239,373.19     74.28%
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============


                               Remaining Terms to Stated Maturity for the Group 1 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Remaining Terms to          Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Stated Maturity (Months)              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
301 - 360 .........................       176  $    42,129,681.71           100.00%     6.436%       712  $   239,373.19     74.28%
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans was approximately
358 months.




                                                                S-18

                         Geographic Distribution of the Mortgaged Properties for the Group 1 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
State                                 Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Arizona ...........................         7  $     1,659,831.46             3.94%     6.587%       718  $   237,118.78     78.45%
Arkansas ..........................         1          148,000.00             0.35      5.125        644      148,000.00     72.91
California ........................        41       12,354,303.42            29.32      6.560        720      301,324.47     70.75
Colorado ..........................         5          903,612.00             2.14      6.397        713      180,722.40     78.90
Connecticut .......................         2          612,450.00             1.45      5.919        626      306,225.00     74.85
Delaware ..........................         1          162,750.00             0.39      5.000        745      162,750.00     70.76
Florida ...........................        16        3,286,973.01             7.80      6.513        700      205,435.81     68.69
Georgia ...........................        10        1,257,805.98             2.99      6.566        698      125,780.60     80.72
Hawaii ............................         2          668,352.68             1.59      6.132        774      334,176.34     84.27
Idaho .............................         1          185,200.00             0.44      5.875        705      185,200.00     80.00
Illinois ..........................         5        1,521,363.04             3.61      6.586        719      304,272.61     77.68
Indiana ...........................         1          148,400.00             0.35      7.000        644      148,400.00     80.00
Kansas ............................         1          119,200.00             0.28      5.875        690      119,200.00     80.00
Kentucky ..........................         1          200,700.00             0.48      6.875        678      200,700.00     79.98
Maryland ..........................         7        1,796,448.97             4.26      6.649        706      256,635.57     75.73
Massachusetts .....................         7        2,280,044.64             5.41      6.522        735      325,720.66     67.07
Michigan ..........................        13        2,391,195.43             5.68      5.730        699      183,938.11     78.34
Minnesota .........................         8        1,415,083.90             3.36      6.824        697      176,885.49     78.20
Missouri ..........................         4          487,519.23             1.16      6.002        698      121,879.81     80.87
Montana ...........................         1          223,999.03             0.53      5.625        685      223,999.03     80.00
Nevada ............................         6        1,298,195.42             3.08      6.526        734      216,365.90     77.63
New Jersey ........................         3          611,000.00             1.45      5.884        671      203,666.67     66.07
New Mexico ........................         1          208,500.00             0.49      6.875        729      208,500.00     80.00
New York ..........................         5        1,662,638.04             3.95      6.386        717      332,527.61     79.84
North Carolina ....................         2          464,740.71             1.10      7.426        686      232,370.36     88.35
Ohio ..............................         2          527,900.00             1.25      6.085        670      263,950.00     82.57
Oklahoma ..........................         1          323,740.90             0.77      7.125        742      323,740.90     80.00
Oregon ............................         1          187,850.00             0.45      6.875        717      187,850.00     80.00
Pennsylvania ......................         1           81,900.00             0.19      6.375        693       81,900.00     62.05
South Carolina ....................         2          397,350.00             0.94      6.805        675      198,675.00     69.97
Texas .............................         3          257,252.93             0.61      6.253        695       85,750.98     74.60
Virginia ..........................        10        3,159,587.53             7.50      6.282        708      315,958.75     78.19
Washington ........................         4          941,893.39             2.24      6.065        751      235,473.35     60.61
West Virginia .....................         1          183,900.00             0.44      5.875        703      183,900.00     79.99
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============


                                     Mortgagors' FICO Scores for the Group 1 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of FICO                        Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Credit Scores                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
620 - 625 .........................         4  $     1,062,654.42             2.52%     6.383%       623  $   265,663.61     72.71%
626 - 650 .........................        16        3,568,348.23             8.47      6.620        640      223,021.76     76.97
651 - 675 .........................        30        7,263,820.77            17.24      6.493        665      242,127.36     75.00
676 - 700 .........................        39        8,592,734.74            20.40      6.560        688      220,326.53     74.37
701 - 725 .........................        22        5,225,343.67            12.40      6.451        711      237,515.62     75.84
726 - 750 .........................        24        5,338,854.86            12.67      6.395        737      222,452.29     76.09
751 - 775 .........................        18        4,682,138.79            11.11      6.472        762      260,118.82     71.10
776 - 800 .........................        15        3,766,903.78             8.94      6.060        787      251,126.92     72.67
801 - 825 .........................         8        2,628,882.45             6.24      6.179        808      328,610.31     70.15
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 1 Mortgage Loans was approximately 712.



                                                                S-19

                                    Types of Mortgaged Properties for the Group 1 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Property Type                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence ...........       113  $    26,482,722.90            62.86%     6.434%       707  $   234,360.38     73.42%
Planned Unit
Development (PUD) .................        42        9,928,212.84            23.57      6.386        724       236,386.0     76.73
Low-rise Condominium ..............        13        3,036,769.75             7.21      6.344        713      233,597.67     79.65
Two- to Four-Family Residence .....         6        2,084,478.38             4.95      6.973        724      347,413.06     64.04
Townhouse .........................         2          597,497.84             1.42      6.000        678      298,748.92     80.00
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============


                                               Purposes of the Group 1 Mortgage Loans


                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Purpose                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Purchase ..........................        87  $    21,191,681.76            50.30%     6.397%       722  $   243,582.55     79.15%
Refinance (Cash Out) ..............        62       15,448,792.93            36.67      6.592        701      249,174.08     67.13
Refinance (Rate/Term) .............        27        5,489,207.02            13.03      6.152        703      203,303.96     75.58
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============


                                         Occupancy Types for the Group 1 Mortgage Loans (1)


                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Occupancy Type                        Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Primary Home ......................       155  $    36,934,047.69            87.67%     6.409%       711  $   238,284.18     74.72%
Investment ........................        13        3,539,631.71             8.40      6.764        727      272,279.36     69.71
Secondary Home ....................         8        1,656,002.31             3.93      6.353        697      207,000.29     74.10
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============

----------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                      Loan Documentation Types for the Group 1 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Type of Program                       Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Full/Alternate ....................        54  $    11,360,772.05            26.97%     6.175%       706  $   210,384.67     77.06%
Limited ...........................        85       21,894,178.12            51.97      6.543        709      257,578.57     76.61
No Ratio ..........................         9        2,401,244.42             5.70      6.326        735      266,804.94     70.96
No Income/No Asset ................        12        2,823,104.37             6.70      6.497        720      235,258.70     66.63
No Doc ............................        16        3,650,382.75             8.66      6.640        727      228,148.92     59.68
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============




                                                                S-20

                                       Ranges of Loan Age for the Group 1 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Age (Months)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................        22  $     5,284,817.00            12.54%     6.768%       701  $   240,218.95     71.40%
1 - 5 .............................       141       33,139,913.32            78.66      6.399        714      235,034.85     74.30
6 - 10 ............................        10        3,016,050.51             7.16      6.369        713      301,605.05     80.73
11 - 15 ...........................         1          203,978.38             0.48      5.875        732      203,978.38     62.73
16 - 20 ...........................         1          167,547.55             0.40      6.125        710      167,547.55     79.07
41 - 45 ...........................         1          317,374.95             0.75      6.000        707      317,374.95     63.33
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 1 Mortgage Loans was approximately 2 months.



                                            Loan Programs for the Group 1 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Program                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
3/1 CMT ...........................         4  $     1,250,604.88             2.97%     6.636%       682  $   312,651.22     75.77%
3/1 CMT Interest Only .............         9        2,667,388.28             6.33      5.961        726      296,376.48     77.89
3/1 LIBOR .........................        13        3,698,748.25             8.78      6.586        713      284,519.10     71.74
3/1 LIBOR 30/40 Balloon ...........         2          389,832.97             0.93      6.585        628      194,916.49     52.30
3/1 LIBOR Interest Only ...........        43       10,944,025.77            25.98      6.625        720      254,512.23     72.27
3/27 LIBOR ........................        23        4,194,838.08             9.96      6.397        729      182,384.26     71.74
3/27 LIBOR Interest Only ..........        82       18,984,243.48            45.06      6.358        705      231,515.16     76.33
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============


                                       Prepayment Charge Terms of the Group 1 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Prepayment Charge                    Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Term (Months)                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
None ..............................       129  $    30,454,691.06            72.29%     6.357%       717  $   236,082.88     74.37%
12 ................................        10        2,750,501.32             6.53      6.613        724      275,050.13     76.65
24 ................................         3          528,000.00             1.25      6.618        688      176,000.00     73.98
36 ................................        34        8,396,489.33            19.93      6.656        692      246,955.57     73.17
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============


                                                                S-21

                                          Gross Margins for the Group 1 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Range of Gross Margins (%)            Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499 .....................        93  $    21,018,498.71            49.89%     6.278%       718  $   226,005.36     74.51%
2.500 - 2.999 .....................        53       13,729,561.58            32.59      6.567        717      259,048.33     71.29
3.000 - 3.499 .....................        12        3,178,963.67             7.55      6.510        697      264,913.64     78.45
3.500 - 3.999 .....................         5        1,423,378.00             3.38      6.447        686      284,675.60     82.66
5.000 - 5.499 .....................        13        2,779,279.75             6.60      6.899        673      213,790.75     78.23
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============

----------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans was approximately 2 714%.



                                  Months to Initial Adjustment Date for the Group 1 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Number of Months to         Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Initial Adjustment Date               Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1 - 10 ............................         1  $       317,374.95             0.75%     6.000%       707  $   317,374.95     63.33%
11 - 20 ...........................         1          167,547.55             0.40      6.125        710      167,547.55     79.07
21 - 30 ...........................        11        3,220,028.89             7.64      6.338        714      292,729.90     79.59
31 - 40 ...........................       163       38,424,730.32            91.21      6.450        712      235,734.54     73.90
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============




                                     Maximum Mortgage Rates for the Group 1 Mortgage Loans (1)


                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Maximum                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Mortgage Rate (%)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499 ...................        11  $     2,030,225.00             4.82%     5.134%       698  $   184,565.91     74.61%
10.500 - 10.999 ...................         8        1,631,349.73             3.87      5.807        673      203,918.72     76.68
11.000 - 11.499 ...................        23        6,337,943.44            15.04      6.052        737      275,562.76     75.62
11.500 - 11.999 ...................        27        6,126,455.58            14.54      6.257        731      226,905.76     70.94
12.000 - 12.499 ...................        37        8,609,093.46            20.43      6.265        721      232,678.20     75.41
12.500 - 12.999 ...................        42       10,720,830.96            25.45      6.689        704      255,257.88     74.27
13.000 - 13.499 ...................        22        5,113,028.83            12.14      7.193        682      232,410.40     74.33
13.500 - 13.999 ...................         5        1,296,008.00             3.08      7.715        713      259,201.60     68.10
14.000 - 14.499 ...................         1          264,746.71             0.63      8.125        641      264,746.71     94.66
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Mortgage Loans was approximately 12.131%.


                                                                S-22

                                    Initial Periodic Rate Cap for the Group 1 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Initial Periodic                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 .............................        74  $    18,232,046.34            43.28%     6.626%       702  $   246,379.00     72.85%
3.000 .............................        52       12,968,119.95            30.78      6.243        715      249,386.92     76.92
5.000 .............................        13        2,487,265.43             5.90      5.898        721      191,328.11     75.25
6.000 .............................        37        8,442,249.99            20.04      6.483        727      228,168.92     73.02
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 1 Mortgage Loans was approximately 3.286%.



                                  Subsequent Periodic Rate Cap for the Group 1 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Subsequent Periodic                  Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1.000 .............................        62  $    13,902,617.72            33.00%     6.176%       710  $   224,235.77     77.12%
2.000 .............................       114       28,227,063.99            67.00      6.565        713      247,605.82     72.88
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 1 Mortgage Loans was approximately
1.670%.



                                         Origination Channel for the Group 1 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Origination Channel                   Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Conduit ...........................       135  $    31,112,624.17            73.85%     6.341%       715  $   230,463.88     75.02%
Correspondent .....................        13        3,691,582.00             8.76      6.917        711      283,967.85     70.47
Consumer Direct ...................         2          388,722.04             0.92      6.305        644      194,361.02     68.32
Mortgage Professionals ............        26        6,936,753.50            16.47      6.618        704      266,798.21     73.29
                                     --------  ------------------   --------------
    Total..........................       176  $    42,129,681.71          100.00%
                                     ========  ==================   ==============


                                                                S-23

                                                            Loan Group 2


                                         Mortgage Rates for the Group 2 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Mortgage Rates (%)                    Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000 .....................         3  $     1,796,310.21             4.95%     5.000%       733  $   598,770.07     78.96%
5.001 - 5.500 .....................         1          598,000.00             1.65      5.250        741      598,000.00     65.00
5.501 - 6.000 .....................        18       11,577,790.80            31.89      5.845        745      643,210.60     67.10
6.001 - 6.500 .....................        15        9,129,233.85            25.15      6.382        710      608,615.59     72.29
6.501 - 7.000 .....................        18       10,305,492.79            28.39      6.811        718      572,527.38     71.20
7.001 - 7.500 .....................         3        1,870,379.44             5.15      7.191        692      623,459.81     75.08
7.501 - 8.000 .....................         1          592,000.00             1.63      7.750        680      592,000.00     80.00
8.501 - 9.000 .....................         1          436,000.00             1.20      8.750        638      436,000.00     80.00
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 2 Mortgage Loans was approximately 6.338% per annum.



                                   Current Principal Balances for the Group 2 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Current Mortgage Loan       Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Principal Balances ($)                Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00 ...........        11  $     4,708,473.92            12.97%     6.675%       683  $   428,043.08     79.08%
450,000.01 - 500,000.00 ...........        16        7,660,384.17            21.10      6.333        708      478,774.01     79.19
500,000.01 - 550,000.00 ...........         9        4,797,735.21            13.22      6.099        724      533,081.69     74.40
550,000.01 - 600,000.00 ...........         5        2,927,098.80             8.06      6.445        702      585,419.76     73.55
600,000.01 - 650,000.00 ...........         6        3,805,426.52            10.48      6.085        739      634,237.75     57.91
650,000.01 - 700,000.00 ...........         1          691,000.00             1.90      6.750        712      691,000.00     70.65
700,000.01 - 750,000.00 ...........         1          735,822.00             2.03      5.000        758      735,822.00     77.45
750,000.01 - 800,000.00 ...........         3        2,313,932.25             6.37      7.000        774      771,310.75     69.99
800,000.01 - 850,000.00 ...........         1          816,000.00             2.25      5.750        802      816,000.00     46.63
850,000.01 - 900,000.00 ...........         2        1,731,284.22             4.77      6.303        743      865,642.11     77.54
900,000.01 - 950,000.00 ...........         1          942,500.00             2.60      7.125        677      942,500.00     65.00
1,000,000.01 - 1,250,000.00 .......         2        2,183,450.00             6.01      6.190        738    1,091,725.00     56.00
1,250,000.01 - 1,500,000.00 .......         2        2,992,100.00             8.24      6.187        743    1,496,050.00     59.72
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the average principal balance of the Group 2 Mortgage Loans was approximately $605,086.78.




                                                                S-24

                                  Original Loan-to-Value Ratios for the Group 2 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Original Loan-to-Value      Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Ratios (%)                            Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 30.00 .....................         1  $       649,426.52             1.79%     6.625%       715  $   649,426.52     27.14%
40.01 - 50.00 .....................         5        4,654,000.00            12.82      6.034        762      930,800.00     43.46
50.01 - 60.00 .....................         1          530,500.00             1.46      6.625        698      530,500.00     57.35
60.01 - 65.00 .....................        10        6,925,388.05            19.08      6.393        741      692,538.81     66.81
70.01 - 80.00 .....................        41       22,562,413.08            62.15      6.337        709      550,302.76     78.70
80.01 - 90.00 .....................         2          983,479.44             2.71      7.064        722      491,739.72     86.54
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 2 Mortgage Loans was approximately
70.90%.



                                  Original Term to Stated Maturity for the Group 2 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Original Term to Stated              Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Maturity (Months)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
360 ...............................        60  $    36,305,207.09           100.00%     6.338%       723  $   605,086.78     70.90%
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============



                               Remaining Terms to Stated Maturity for the Group 2 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Remaining Terms to          Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Stated Maturity (Months)              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
301 - 360 .........................        60  $    36,305,207.09           100.00%     6.338%       723  $   605,086.78     70.90%
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans was approximately
358 months.


                                                                S-25


                         Geographic Distribution of the Mortgaged Properties for the Group 2 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
State                                 Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
California ........................        22  $    12,878,618.72            35.47%     6.295%       710  $   585,391.76     70.28%
Colorado ..........................         1          851,284.22             2.34      6.875        733      851,284.22     75.00
Florida ...........................         3        1,549,891.44             4.27      6.906        737      516,630.48     75.43
Georgia ...........................         1          610,000.00             1.68      6.000        814      610,000.00     42.71
Hawaii ............................         1          735,822.00             2.03      5.000        758      735,822.00     77.45
Maryland ..........................         7        3,552,793.21             9.79      6.509        716      507,541.89     80.42
Massachusetts .....................         2        1,145,113.37             3.15      6.517        732      572,556.69     49.64
Michigan ..........................         3        2,262,450.00             6.23      5.960        755      754,150.00     74.93
Missouri ..........................         1          534,400.00             1.47      5.000        723      534,400.00     80.00
Nevada ............................         1          428,000.00             1.18      6.500        681      428,000.00     80.00
New Jersey ........................         3        2,169,000.00             5.97      6.710        754      723,000.00     65.13
New York ..........................         2        1,007,835.00             2.78      6.012        766      503,917.50     79.67
North Carolina ....................         1          500,000.00             1.38      6.250        720      500,000.00     76.92
Oregon ............................         2        1,478,000.00             4.07      5.548        748      739,000.00     73.93
Pennsylvania ......................         1        1,100,000.00             3.03      6.500        684    1,100,000.00     42.31
Tennessee .........................         1          773,932.25             2.13      7.000        802      773,932.25     66.67
Texas .............................         1          691,000.00             1.90      6.750        712      691,000.00     70.65
Utah ..............................         1          417,900.00             1.15      6.875        629      417,900.00     75.00
Virginia ..........................         5        2,676,666.88             7.37      6.297        696      535,333.38     77.37
Washington ........................         1          942,500.00             2.60      7.125        677      942,500.00     65.00
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============



                                     Mortgagors' FICO Scores for the Group 2 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of FICO                        Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Credit Scores                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
620 - 625 .........................         1  $       500,000.00             1.38%     5.875%       623  $   500,000.00     80.00%
626 - 650 .........................         5        2,361,900.00             6.51      6.712        640      472,380.00     79.12
651 - 675 .........................         8        3,997,484.68            11.01      6.456        663      499,685.59     75.18
676 - 700 .........................        10        7,064,539.00            19.46      6.729        687      706,453.90     69.30
701 - 725 .........................        12        6,192,088.65            17.06      6.045        715      516,007.39     72.72
726 - 750 .........................         6        3,932,284.22            10.83      6.392        740      655,380.70     70.39
751 - 775 .........................         8        4,896,493.29            13.49      6.314        761      612,061.66     78.96
776 - 800 .........................         5        4,180,650.00            11.52      5.925        786      836,130.00     59.68
801 - 825 .........................         5        3,179,767.25             8.76      6.203        805      635,953.45     60.93
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 2 Mortgage Loans was approximately 723.



                                                                S-26

                                    Types of Mortgaged Properties for the Group 2 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Property Type                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence ...........        39  $    23,839,153.36            65.66%     6.409%       718  $   611,260.34     69.65%
Planned Unit
Development (PUD) .................        13        6,961,627.21            19.18      6.100        718      535,509.79     78.71
Low-rise Condominium ..............         7        4,855,000.00            13.37      6.296        751      693,571.43     71.64
Two- to Four-Family Residence .....         1          649,426.52             1.79      6.625        715      649,426.52     27.14
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============


                                               Purposes of the Group 2 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Purpose                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Purchase ..........................        27  $    14,781,269.82            40.71%     6.399%       709  $   547,454.44     78.96%
Refinance (Cash Out) ..............        23       14,714,797.25            40.53      6.294        729      639,773.79     63.91
Refinance (Rate/Term) .............        10        6,809,140.02            18.76      6.302        739      680,914.00     68.49
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============



                                         Occupancy Types for the Group 2 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Occupancy Type                        Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Primary Home ......................        53  $    31,603,224.28            87.05%     6.299%       721  $   596,287.25     71.84%
Secondary Home ....................         4        2,512,556.29             6.92      6.356        718      628,139.07     69.92
Investment ........................         3        2,189,426.52             6.03      6.889        747      729,808.84     58.46
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
----------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                       Loan Documentation Type for the Group 2 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Type of Program                       Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Full/Alternate ....................        19  $    13,368,650.88            36.82%     6.159%       729  $   703,613.20     69.04%
FastForward .......................         1          527,835.00             1.45      6.250        804      527,835.00     79.37
Limited ...........................        33       18,653,385.78            51.38      6.340        722      565,254.11     71.86
No Ratio ..........................         1          468,300.00             1.29      6.625        687      468,300.00     80.00
No Income/No Asset ................         4        1,879,535.43             5.18      7.109        681      469,883.86     74.73
No Doc ............................         2        1,407,500.00             3.88      6.919        710      703,750.00     64.43
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============



                                                                S-27

                                      Ranges of Loan Age for the Group 2 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Loan Ages (Months)                    Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................        16  $     9,497,769.00           26.16%     6.255%       721  $   593,610.56     74.27%
1-5 ...............................        41       25,455,297.29           70.11      6.394        725      620,860.91     69.24
6-10 ..............................         1          491,966.88            1.36      5.875        655      491,966.88     80.00
36-40 .............................         1          414,029.63            1.14      6.000        718      414,029.63     80.00
41-45 .............................         1          446,144.29            1.23      5.750        722      446,144.29     75.00
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 2 Mortgage Loans was approximately 2 months.


                                          Loan Programs for the Group 2 Mortgage Loans

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Loan Program                          Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
3/1 CMT ...........................         5  $     2,731,025.79            7.52%     6.288%       728  $   546,205.16     79.43%
3/1 LIBOR .........................         1          649,426.52            1.79      6.625        715      649,426.52     27.14
3/1 LIBOR Interest Only ...........        30       18,936,667.88           52.16      6.405        720      631,222.26     71.12
3/27 LIBOR ........................         3        1,885,192.65            5.19      6.219        750      628,397.55     60.07
3/27 LIBOR Interest Only ..........        21       12,102,894.25           33.34      6.248        722      576,328.30     72.65
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============



                                      Prepayment Charge Terms of the Group 2 Mortgage Loans

                                                                      Percent of              Weighted                  Weighted
                                      Number       Aggregate          Aggregate     Weighted  Average      Average      Average
                                        of         Principal          Principal     Average     FICO       Current      Loan-to-
Prepayment Charge                    Mortgage       Balance            Balance      Mortgage   Credit     Principal      Value
Term (Months)                         Loans       Outstanding        Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................        41  $    26,239,592.21            72.28%    6.252%      733  $   639,990.05     69.12%
12 ................................         6        4,025,614.44            11.09     6.927       720      670,935.74     80.77
24 ................................         1          420,000.00             1.16     6.250       767      420,000.00     80.00
36 ................................        12        5,620,000.44            15.48     6.326       673      468,333.37     71.45
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============


                                          Gross Margins for the Group 2 Mortgage Loans (1)

                                                                      Percent of              Weighted                  Weighted
                                      Number       Aggregate          Aggregate     Weighted  Average      Average      Average
                                        of         Principal          Principal     Average     FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance      Mortgage   Credit     Principal      Value
Range of Gross Margins (%)            Loans       Outstanding        Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499 .....................        25  $    15,354,767.80            42.29%    6.160%      726  $   614,190.71     69.80%
2.500 - 2.999 .....................        29       17,979,227.85            49.52     6.455       725      619,973.37     70.05
3.000 - 3.499 .....................         3        1,477,732.00             4.07     6.778       711      492,577.33     79.99
3.500 - 3.999 .....................         1          493,479.44             1.36     7.375       755      493,479.44     90.00
4.000 - 4.499 .....................         1          500,000.00             1.38     5.750       646      500,000.00     80.00
5.000 - 5.499 .....................         1          500,000.00             1.38     5.875       623      500,000.00     80.00
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans was approximately 2.616%.


                                                                S-28

                                  Months to Initial Adjustment Date for the Group 2 Mortgage Loans

                                                                      Percent of              Weighted                  Weighted
                                      Number       Aggregate          Aggregate     Weighted  Average      Average      Average
                                        of         Principal          Principal     Average     FICO       Current      Loan-to-
Range of Number of Months to         Mortgage       Balance            Balance      Mortgage   Credit     Principal      Value
Initial Adjustment Date               Loans       Outstanding        Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1 - 10 ............................         2  $       860,173.92             2.37%    5.870%      720  $   430,086.96     77.41%
11 - 20 ...........................         1          491,966.88             1.36     5.875       655      491,966.88     80.00
31 - 40 ...........................        57       34,953,066.29            96.28     6.356       724      613,211.69     70.61
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============



                                     Maximum Mortgage Rates for the Group 2 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Maximum                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Mortgage Rate (%)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499 ...................         1  $       534,400.00             1.47%    5.000%      723  $   534,400.00     80.00%
10.500 - 10.999 ...................         5        3,602,450.00             9.92     5.808       748      720,490.00     69.26
11.000 - 11.499 ...................        10        5,575,666.50            15.36     5.828       711      557,566.65     72.23
11.500 - 11.999 ...................        11        6,834,466.88            18.83     5.952       732      621,315.17     70.53
12.000 - 12.499 ...................         8        3,942,551.48            10.86     6.271       745      492,818.94     71.98
12.500 - 12.999 ...................        17       10,603,360.54            29.21     6.655       705      623,727.09     68.70
13.000 - 13.499 ...................         6        4,184,311.69            11.53     7.085       738      697,385.28     72.27
13.500 - 13.999 ...................         1          592,000.00             1.63     7.750       680      592,000.00     80.00
14.500 - 14.999 ...................         1          436,000.00             1.20     8.750       638      436,000.00     80.00
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Mortgage Loans was approximately 12.093%.


                                    Initial Periodic Rate Cap for the Group 2 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Initial Periodic                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 .............................        31  $    19,586,094.40            53.95%    6.412%      720  $   631,809.50     69.66%
3.000 .............................        15        8,761,999.58            24.13     6.236       725      584,133.31     74.34
5.000 .............................         4        2,235,400.00             6.16     5.990       709      558,850.00     71.32
6.000 .............................        10        5,721,713.11            15.76     6.376       734      572,171.31     69.67
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
----------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 2 Mortgage Loans was approximately 3.056%.



                                                                S-29

                                  Subsequent Periodic Rate Cap for the Group 2 Mortgage Loans (1)

                                                                     Percent of              Weighted                  Weighted
                                      Number       Aggregate         Aggregate     Weighted  Average      Average      Average
                                        of         Principal         Principal     Average     FICO       Current      Loan-to-
Subsequent Periodic                  Mortgage       Balance           Balance      Mortgage   Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding       Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1.000 .............................        16  $     9,244,462.00            25.46%    6.074%      723  $   577,778.88     72.71%
2.000 .............................        44       27,060,745.09            74.54     6.429       723      615,016.93     70.28
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============
------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 2 Mortgage Loans was approximately
1.745%.



                                         Origination Channel for the Group 2 Mortgage Loans

                                                                      Percent of              Weighted                  Weighted
                                      Number       Aggregate          Aggregate     Weighted  Average      Average      Average
                                        of         Principal          Principal     Average     FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance      Mortgage   Credit     Principal      Value
Origination Channel                   Loans       Outstanding        Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Conduit ...........................        31  $    18,115,941.99           49.90%    6.222%      723  $   584,385.23     72.00%
Correspondent .....................        11        6,913,044.00           19.04     6.819       734      628,458.55     69.58
Mortgage Professionals ............        18       11,276,221.10           31.06     6.230       716      626,456.73     69.94
                                     --------  ------------------   --------------
    Total..........................        60  $    36,305,207.09          100.00%
                                     ========  ==================   ==============


                                                                S-30

                                                          Loan Group 3


                                        Mortgage Rates for the Group 3 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Mortgage Rates (%)                    Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000 .....................         6  $     1,929,745.00            0.39%     4.943%       748  $   321,624.17     64.60%
5.001 - 5.500 .....................        27        6,982,163.99            1.39      5.352        723      258,598.67     72.73
5.501 - 6.000 .....................       131       35,416,059.30            7.07      5.862        719      270,351.60     71.63
6.001 - 6.500 .....................       440      124,171,551.16           24.79      6.357        719      282,208.07     74.76
6.501 - 7.000 .....................       739      191,457,935.20           38.23      6.813        709      259,077.04     77.02
7.001 - 7.500 .....................       367       91,088,474.99           18.19      7.301        706      248,197.48     78.58
7.501 - 8.000 .....................       205       48,142,358.71            9.61      7.771        693      234,840.77     79.05
8.001 - 8.500 .....................        11        1,518,109.76            0.30      8.233        682      138,009.98     80.70
8.501 - 9.000 .....................         2          102,241.77            0.02      8.792        645       51,120.89     80.00
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 3 Mortgage Loans was approximately 6.791% per annum.



                                  Current Principal Balances for the Group 3 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of Current Mortgage Loan       Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Principal Balances ($)                Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00 ..................         3  $       125,205.26             0.03%     7.918%       696  $    41,735.09     80.00%
50,000.01 - 100,000.00 ............        71        5,665,659.91             1.13      7.254        721       79,798.03     73.79
100,000.01 - 150,000.00 ...........       192       24,502,040.91             4.89      6.894        709      127,614.80     75.88
150,000.01 - 200,000.00 ...........       320       56,625,690.85            11.31      6.885        713      176,955.28     76.71
200,000.01 - 250,000.00 ...........       331       74,631,674.81            14.90      6.849        710      225,473.34     76.99
250,000.01 - 300,000.00 ...........       355       97,608,010.66            19.49      6.779        705      274,952.14     77.02
300,000.01 - 350,000.00 ...........       261       84,817,719.26            16.94      6.787        710      324,972.10     77.10
350,000.01 - 400,000.00 ...........       262       98,261,520.68            19.62      6.703        709      375,043.97     76.33
400,000.01 - 450,000.00 ...........        98       40,728,087.11             8.13      6.708        716      415,592.73     74.74
450,000.01 - 500,000.00 ...........        17        8,130,803.46             1.62      6.683        733      478,282.56     75.17
500,000.01 - 550,000.00 ...........        12        6,301,826.97             1.26      6.646        730      525,152.25     71.13
550,000.01 - 600,000.00 ...........         6        3,410,400.00             0.68      6.895        751      568,400.00     74.41
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============
-----------
(1) As of the Cut-off Date, the average principal balance of the Group 3 Mortgage Loans was approximately $259,755.52.




                                                                S-31

                                  Original Loan-to-Value Ratios for the Group 3 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Original Loan-to-Value      Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Ratios (%)                            Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00 .....................         2  $       196,826.75             0.04%     6.418%       796  $    98,413.38     10.81%
20.01 - 30.00 .....................         9        1,773,899.72             0.35      6.215        716      197,099.97     26.44
30.01 - 40.00 .....................        17        3,557,004.69             0.71      6.356        689      209,235.57     36.17
40.01 - 50.00 .....................        37        9,068,237.28             1.81      6.429        704      245,087.49     46.81
50.01 - 60.00 .....................        80       22,861,188.86             4.56      6.435        714      285,764.86     56.14
60.01 - 70.00 .....................       150       41,029,822.56             8.19      6.578        719      273,532.15     66.79
70.01 - 80.00 .....................     1,583      411,474,408.23            82.16      6.838        710      259,933.30     79.42
80.01 - 90.00 .....................        35        7,405,966.90             1.48      7.069        685      211,599.05     88.81
90.01 - 100.00 ....................        15        3,441,284.89             0.69      7.175        720      229,418.99     95.33
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 3 Mortgage Loans was approximately
76.46%.



                                  Original Term to Stated Maturity for the Group 3 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Original Term to Stated Maturity     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
(Months)                              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
360 ...............................     1,928  $   500,808,639.88           100.00%     6.791%       710  $   259,755.52     76.46%
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============



                               Remaining Terms to Stated Maturity for the Group 3 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Remaining Terms to          Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Stated Maturity (Months)              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
301 - 360 .........................     1,928  $   500,808,639.88           100.00%     6.791%       710  $   259,755.52     76.46%
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans was approximately
359 months.



                                                                S-32

                         Geographic Distribution of the Mortgaged Properties for the Group 3 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
State                                 Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Alabama ...........................         5  $       948,067.25             0.19%     6.957%       716  $   189,613.45     75.55%
Alaska ............................         5        1,946,850.00             0.39      6.803        733      389,370.00     77.74
Arizona ...........................        86       19,891,412.00             3.97      6.907        714      231,295.49     77.98
Arkansas ..........................         2          280,095.00             0.06      6.121        708      140,047.50     78.30
California ........................       592      183,170,695.83            36.57      6.621        715      309,409.96     74.21
Colorado ..........................        53       11,143,922.26             2.23      6.820        712      210,262.68     79.19
Connecticut .......................        13        2,986,460.35             0.60      6.819        720      229,727.72     75.86
Delaware ..........................         3          700,200.00             0.14      6.544        673      233,400.00     74.50
District of Columbia ..............        13        3,772,300.00             0.75      7.201        683      290,176.92     76.37
Florida ...........................       222       48,703,764.42             9.73      7.040        704      219,386.33     77.79
Georgia ...........................        84       14,981,920.89             2.99      7.089        697      178,356.20     79.11
Hawaii ............................        17        6,537,752.84             1.31      6.243        734      384,573.70     71.09
Idaho .............................        14        2,298,587.98             0.46      6.707        724      164,184.86     78.58
Illinois ..........................        77       16,936,787.74             3.38      7.130        707      219,958.28     76.39
Indiana ...........................         5        1,308,000.00             0.26      6.939        678      261,600.00     79.76
Iowa ..............................         2          295,200.00             0.06      6.686        752      147,600.00     78.68
Kentucky ..........................         5          702,824.63             0.14      6.616        738      140,564.93     81.22
Louisiana .........................         3          527,200.00             0.11      5.953        754      175,733.33     80.00
Maine .............................         2          367,287.79             0.07      7.460        693      183,643.90     90.00
Maryland ..........................       100       27,972,762.26             5.59      7.006        706      279,727.62     78.63
Massachusetts .....................        26        6,911,453.44             1.38      6.994        707      265,825.13     71.86
Michigan ..........................        41        7,222,089.62             1.44      6.372        709      176,148.53     79.45
Minnesota .........................        27        5,654,926.24             1.13      6.730        711      209,441.71     80.70
Mississippi .......................         2          243,211.18             0.05      6.428        698      121,605.59     84.34
Missouri ..........................        16        2,295,910.86             0.46      6.982        720      143,494.43     79.21
Nevada ............................        78       20,080,219.84             4.01      6.840        713      257,438.72     79.05
New Hampshire .....................         7        1,304,837.35             0.26      7.204        711      186,405.34     76.16
New Jersey ........................        52       16,171,223.20             3.23      6.785        693      310,985.06     76.42
New Mexico ........................         7        1,047,232.99             0.21      7.128        697      149,604.71     76.21
New York ..........................        71       24,431,260.20             4.88      6.823        705      344,102.26     76.86
North Carolina ....................        11        1,949,000.84             0.39      6.844        686      177,181.89     79.04
Ohio ..............................        13        1,628,547.76             0.33      6.815        707      125,272.90     80.50
Oklahoma ..........................         3          624,000.00             0.12      6.962        717      208,000.00     80.00
Oregon ............................        24        5,165,904.15             1.03      6.733        717      215,246.01     78.60
Pennsylvania ......................        16        2,649,509.31             0.53      6.785        704      165,594.33     79.27
Rhode Island ......................         4          877,300.00             0.18      6.884        737      219,325.00     77.92
South Carolina ....................        19        3,313,436.05             0.66      7.001        728      174,391.37     72.00
Tennessee .........................         7        1,218,441.61             0.24      6.974        678      174,063.09     80.77
Texas .............................        15        2,360,367.04             0.47      6.923        728      157,357.80     78.38
Utah ..............................        18        4,361,696.17             0.87      7.064        718      242,316.45     78.48
Virginia ..........................        96       28,941,845.29             5.78      6.783        702      301,477.56     78.01
Washington ........................        56       13,873,591.42             2.77      6.675        717      247,742.70     78.65
West Virginia .....................         5        1,067,907.08             0.21      7.485        690      213,581.42     79.42
Wisconsin .........................        10        1,682,637.00             0.34      7.036        714      168,263.70     79.41
Wyoming ...........................         1          260,000.00             0.05      6.500        757      260,000.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============



                                                                S-33

                                     Mortgagors' FICO Scores for the Group 3 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of FICO                        Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Credit Scores                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Not Available .....................         8  $     2,067,352.20             0.41%     7.511%    N/A     $   258,419.03     77.17%
620 - 625 .........................        28        7,286,084.33             1.45      7.345        622      260,217.30     76.72
626 - 650 .........................       144       37,702,335.47             7.53      6.972        641      261,821.77     75.06
651 - 675 .........................       296       75,654,418.64            15.11      6.924        664      255,589.25     76.85
676 - 700 .........................       395      104,341,242.85            20.83      6.778        689      264,155.05     76.13
701 - 725 .........................       365       93,556,998.55            18.68      6.739        712      256,320.54     77.30
726 - 750 .........................       294       74,571,018.46            14.89      6.743        738      253,642.92     77.95
751 - 775 .........................       227       59,292,326.03            11.84      6.699        762      261,199.67     76.02
776 - 800 .........................       134       36,071,858.72             7.20      6.644        787      269,192.98     74.34
801 - 825 .........................        37       10,265,004.63             2.05      6.598        808      277,432.56     73.34
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============

-------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 3 Mortgage Loans (not including the Group 3 Mortgage
Loans for which the FICO Credit Score is not available) was approximately 710.




                                    Types of Mortgaged Properties for the Group 3 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Property Type                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence ...........       939  $   243,374,891.49            48.60%     6.751%       710  $   259,185.19     76.06%
Planned Unit
Development (PUD) .................       532      134,947,977.94            26.95      6.819        709      253,661.61     78.64
Low-rise Condominium ..............       259       60,797,945.64            12.14      6.825        717      234,741.10     77.72
Two- to Four-Family Residence .....       148       49,956,603.66             9.98      6.814        713      337,544.62     71.30
Townhouse .........................        24        5,705,467.37             1.14      6.936        675      237,727.81     77.83
High-rise Condominium .............        25        5,667,558.08             1.13      7.097        723      226,702.32     73.57
Cooperative .......................         1          358,195.70             0.07      7.500        691      358,195.70     53.19
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============


                                               Purposes of the Group 3 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Purpose                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Purchase ..........................     1,366  $   348,507,064.67            69.59%     6.881%       715  $   255,129.62     79.35%
Refinance (Cash Out) ..............       412      111,702,896.22            22.30      6.628        698      271,123.53     68.85
Refinance (Rate/Term) .............       150       40,598,678.99             8.11      6.463        707      270,657.86     72.56
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============



                                                                S-34

                                         Occupancy Types for the Group 3 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Occupancy Type                        Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Primary Home ......................     1,579  $   419,115,374.92            83.69%     6.755%       708  $   265,430.89     77.52%
Investment ........................       262       61,815,647.91            12.34      6.936        726      235,937.59     69.37
Secondary Home ....................        87       19,877,617.05             3.97      7.090        723      228,478.36     76.13
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============
----------------
(1) Based upon representations of the related mortgagors at the time of origination



                                       Loan Documentation Type for the Group 3 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Type of Documentation Program         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Full/Alternate ....................       392  $    88,924,815.91            17.76%     6.552%       709  $   226,849.02     78.40%
FastForward .......................         3          623,200.00             0.12      6.677        768      207,733.33     80.00
Limited ...........................     1,134      305,844,294.39            61.07      6.811        711      269,703.96     77.24
No Ratio ..........................       165       47,110,585.70             9.41      7.075        702      285,518.70     74.99
No Income/No Asset ................       114       28,378,991.44             5.67      6.887        717      248,938.52     74.90
No Doc ............................       120       29,926,752.44             5.98      6.757        715      249,389.60     66.44
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============


                                       Ranges of Loan Age for the Group 3 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Age (Months)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................       808  $   223,351,127.60            44.60%     6.664%       710  $   276,424.66     75.23%
1 - 5 .............................     1,107      274,075,605.01            54.73      6.897        710      247,584.11     77.47
6 - 10 ............................         7        1,574,699.14             0.31      6.725        686      224,957.02     80.48
11 - 15 ...........................         3          305,766.39             0.06      6.933        744      101,922.13     84.13
21 - 25 ...........................         2          965,023.25             0.19      6.250        731      482,511.63     64.65
31 - 35 ...........................         1          536,418.49             0.11      6.250        813      536,418.49     74.38
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============
-------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 3 Mortgage Loans was approximately 1 month.




                                                                S-35

                                            Loan Programs for the Group 3 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Program                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
5/1 CMT ...........................        12  $     2,101,275.58             0.42%     7.391%       699  $   175,106.30     79.47%
5/1 CMT Interest Only .............        12        3,281,061.07             0.66      7.317        690      273,421.76     80.59
5/1 LIBOR .........................       126       32,847,631.73             6.56      6.679        709      260,695.49     72.04
5/1 LIBOR 30/40 Balloon ...........        26        6,515,183.60             1.30      7.037        691      250,583.98     78.24
5/1 LIBOR Interest Only ...........       966      269,641,712.99            53.84      6.689        713      279,132.21     75.88
5/25 LIBOR ........................        87       16,676,216.37             3.33      7.207        709      191,680.65     76.95
5/25 LIBOR Interest Only ..........       699      169,745,558.54            33.89      6.906        708      242,840.57     78.00
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============



                                       Prepayment Charge Terms of the Group 3 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Prepayment Charge                    Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Term (Months)                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................     1,095  $   276,422,394.77            55.20%     6.930%       713  $   252,440.54     77.02%
12 ................................       169       48,898,355.34             9.76      6.714        711      289,339.38     74.94
24 ................................       125       32,460,933.67             6.48      6.663        703      259,687.47     74.18
36 ................................       536      142,281,348.48            28.41      6.577        708      265,450.28     76.40
60 ................................         3          745,607.62             0.15      6.806        676      248,535.87     80.00
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============



                                        Gross Margins for the Group 3 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Range of Gross Margins (%)            Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499 .....................       844  $   204,216,022.19           40.78%     6.875%       711  $   241,962.11     78.18%
2.500 - 2.999 .....................       549      152,781,802.96           30.51      6.661        707      278,291.08     71.09
3.000 - 3.499 .....................       340       91,614,373.05           18.29      6.726        734      269,454.04     79.88
3.500 - 3.999 .....................       148       40,679,033.62            8.12      6.861        681      274,858.34     79.54
4.000 - 4.499 .....................        38        9,138,501.67            1.82      7.270        657      240,486.89     79.11
4.500 - 4.999 .....................         2          538,540.00            0.11      7.312        659      269,270.00     80.00
5.000 - 5.499 .....................         5        1,215,366.39            0.24      7.148        660      243,073.28     79.39
6.500 - 6.999 .....................         1          208,000.00            0.04      8.000        726      208,000.00     80.00
7.500 - 7.999 .....................         1          417,000.00            0.08      7.875        683      417,000.00     76.51
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans was approximately 2.715%.



                                                                S-36

                                Months to Initial Adjustment Date for the Group 3 Mortgage Loans

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
Range of Number of                      of         Principal         Principal      Average      FICO       Current      Loan-to-
Months to Initial                    Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Adjustment Date                       Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
21 - 30 ...........................         1  $       536,418.49            0.11%     6.250%       813  $   536,418.49     74.38%
31 - 40 ...........................         2          965,023.25            0.19      6.250        731      482,511.63     64.65
41 - 50 ...........................         3          305,766.39            0.06      6.933        744      101,922.13     84.13
51 - 60 ...........................     1,787      461,431,795.75           92.14      6.800        709      258,215.89     76.49
61 - 70 ...........................       135       37,569,636.00            7.50      6.699        724      278,293.60     76.36
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============


                                    Maximum Mortgage Rates for the Group 3 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Maximum                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Mortgage Rate (%)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999 .....................         1  $       436,845.00            0.09%     4.750%       800  $   436,845.00     29.12%
10.000 - 10.499 ...................        26        6,568,669.99            1.31      5.229        717      252,641.15     73.79
10.500 - 10.999 ...................        95       25,148,789.97            5.02      5.770        717      264,724.10     71.58
11.000 - 11.499 ...................       272       75,863,437.37           15.15      6.239        722      278,909.70     73.51
11.500 - 11.999 ...................       604      160,464,400.17           32.04      6.709        711      265,669.54     76.15
12.000 - 12.499 ...................       379       98,722,554.73           19.71      7.032        707      260,481.67     78.21
12.500 - 12.999 ...................       415      101,752,011.51           20.32      7.255        706      245,185.57     78.37
13.000 - 13.499 ...................        87       20,510,966.59            4.10      7.295        693      235,758.24     78.15
13.500 - 13.999 ...................        39       10,017,035.21            2.00      7.666        711      256,847.06     79.17
14.000 - 14.499 ...................         9        1,256,087.57            0.25      8.065        716      139,565.29     80.20
14.500 - 14.999 ...................         1           67,841.77            0.01      8.750        645       67,841.77     80.00
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 3 Mortgage Loans was approximately 11.968%.



                                  Initial Periodic Rate Cap for the Group 3 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Initial Periodic                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 .............................         1  $       180,000.00            0.04%    6.125%      676  $   180,000.00     83.72%
5.000 .............................     1,633      423,647,479.74           84.59     6.786       709      259,428.95     76.37
6.000 .............................       294       76,981,160.14           15.37     6.817       717      261,840.68     76.96
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============

------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 3 Mortgage Loans was approximately 5.153%.




                                                                S-37

                                 Subsequent Periodic Rate Cap for the Group 3 Mortgage Loans (1)

                                                                     Percent of              Weighted                  Weighted
                                      Number       Aggregate         Aggregate     Weighted  Average      Average      Average
                                        of         Principal         Principal     Average     FICO       Current      Loan-to-
Subsequent Periodic                  Mortgage       Balance           Balance      Mortgage   Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding       Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1.000 .............................       479  $   106,805,833.84           21.33%    7.013%      701  $   222,976.69     78.75%
2.000 .............................     1,449      394,002,806.04           78.67     6.731       713      271,913.60     75.84
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============
-------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 3 Mortgage Loans was approximately
1.787%.



                                       Origination Channel for the Group 3 Mortgage Loans

                                                                      Percent of              Weighted                  Weighted
                                      Number       Aggregate          Aggregate     Weighted  Average      Average      Average
                                        of         Principal          Principal     Average     FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance      Mortgage   Credit     Principal      Value
Origination Channel                   Loans       Outstanding        Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Conduit ...........................       960  $   233,819,606.16           46.69%    6.893%      710  $   243,562.09     78.06%
Correspondent .....................       288       79,694,444.02           15.91     6.764       711      276,716.82     75.63
Consumer Direct ...................        31        7,775,339.80            1.55     6.408       712      250,817.41     71.70
Mortgage Professionals ............       649      179,519,249.90           35.85     6.687       703      276,609.01     74.95
                                    ---------- ------------------  ---------------
    Total..........................     1,928  $   500,808,639.88          100.00%
                                    ========== ==================  ===============


                                                                S-38

                                                          Loan Group 4


                                        Mortgage Rates for the Group 4 Mortgage Loans (1)


                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Mortgage Rates (%)                    Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000 .....................         6  $     3,102,016.00            1.13%     5.000%       714  $   517,002.67     80.00%
5.001 - 5.500 .....................         7        4,564,175.00            1.67      5.350        726      652,025.00     73.39
5.501 - 6.000 .....................        49       32,057,795.29           11.71      5.866        741      654,240.72     66.94
6.001 - 6.500 .....................       160      100,224,024.12           36.62      6.333        733      626,400.15     69.73
6.501 - 7.000 .....................       143       86,120,724.46           31.47      6.801        712      602,242.83     73.72
7.001 - 7.500 .....................        53       30,050,694.09           10.98      7.299        709      566,994.23     76.71
7.501 - 8.000 .....................        27       15,622,300.02            5.71      7.731        690      578,603.70     77.36
8.001 - 8.500 .....................         3        1,491,200.00            0.54      8.213        684      497,066.67     80.00
8.501 - 9.000 .....................         1          440,000.00            0.16      8.875        625      440,000.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 4 Mortgage Loans was approximately 6.594% per annum.



                                  Current Principal Balances for the Group 4 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of Current Mortgage Loan       Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Principal Balances ($)                Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00 ...........         1  $       107,000.00            0.04%     6.250%       749  $   107,000.00     70.00%
400,000.01 - 450,000.00 ...........        74       32,170,781.50           11.76      6.751        721      434,740.29     76.60
450,000.01 - 500,000.00 ...........        98       46,416,299.43           16.96      6.689        717      473,635.71     76.82
500,000.01 - 550,000.00 ...........        69       36,339,580.98           13.28      6.604        713      526,660.59     74.52
550,000.01 - 600,000.00 ...........        52       30,029,254.85           10.97      6.634        718      577,485.67     73.90
600,000.01 - 650,000.00 ...........        46       28,961,311.61           10.58      6.580        704      629,593.73     71.73
650,000.01 - 700,000.00 ...........        23       15,467,565.77            5.65      6.504        732      672,502.86     73.52
700,000.01 - 750,000.00 ...........        15       10,996,759.91            4.02      6.625        738      733,117.33     70.69
750,000.01 - 800,000.00 ...........        11        8,555,242.90            3.13      6.390        741      777,749.35     63.12
800,000.01 - 850,000.00 ...........         6        4,988,046.64            1.82      6.210        739      831,341.11     67.92
850,000.01 - 900,000.00 ...........        13       11,409,634.11            4.17      6.300        739      877,664.16     67.79
900,000.01 - 950,000.00 ...........         5        4,610,391.00            1.68      6.325        723      922,078.20     74.15
950,000.01 - 1,000,000.00 .........        14       13,837,682.28            5.06      6.553        720      988,405.88     68.72
1,000,000.01 - 1,250,000.00 . .....         9       10,681,000.00            3.90      6.314        750    1,186,777.78     57.60
1,250,000.01 - 1,500,000.00 . .....        12       17,325,378.00            6.33      6.611        731    1,443,781.50     63.83
1,750,000.01 - 2,000,000.00 . .....         1        1,777,000.00            0.65      7.750        620    1,777,000.00     63.46
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the average principal balance of the Group 4 Mortgage Loans was approximately $609,516.55.




                                                                S-39

                                Original Loan-to-Value Ratios for the Group 4 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Original Loan-to-Value      Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Ratios (%)                            Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00 .....................         6  $     5,273,833.78            1.93%     6.128%       761  $   878,972.30     36.23%
40.01 - 50.00 .....................        11        7,594,149.10            2.77      6.280        717      690,377.19     45.91
50.01 - 60.00 .....................        38       29,784,694.70           10.88      6.404        735      783,807.76     56.29
60.01 - 70.00 .....................        73       49,898,574.59           18.23      6.553        725      683,542.12     65.80
70.01 - 80.00 .....................       321      181,121,676.81           66.18      6.664        717      564,241.98     78.60
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 4 Mortgage Loans was approximately
72.11%.



                                 Original Term to Stated Maturity for the Group 4 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Original Term to Stated Maturity     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
(Months)                              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
360 ...............................       449  $   273,672,928.98          100.00%     6.594%       721  $   609,516.55     72.11%
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============


                              Remaining Terms to Stated Maturity for the Group 4 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Remaining Terms to          Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Stated Maturity (Months)              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
301 - 360 .........................       449  $   273,672,928.98          100.00%     6.594%       721  $   609,516.55     72.11%
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans was approximately
358 months.




                                                                S-40

                       Geographic Distribution of the Mortgaged Properties for the Group 4 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
State                                 Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Arizona ...........................        12  $     8,173,347.00            2.99%     6.833%       720  $   681,112.25     70.78%
California ........................       264      154,758,886.97           56.55      6.506        727      586,207.91     72.35
Colorado ..........................         6        4,812,714.10            1.76      6.383        713      802,119.02     60.42
Connecticut .......................         5        3,959,215.68            1.45      6.839        685      791,843.14     63.04
District of Columbia ..............         1        1,000,000.00            0.37      6.125        742    1,000,000.00     55.56
Florida ...........................        24       14,332,589.36            5.24      6.953        728      597,191.22     73.48
Georgia ...........................         6        3,891,200.00            1.42      6.616        717      648,533.33     77.37
Hawaii ............................         2        1,586,000.00            0.58      6.849        729      793,000.00     77.15
Illinois ..........................        10        7,090,465.35            2.59      6.625        718      709,046.54     69.08
Indiana ...........................         1          540,000.00            0.20      6.125        759      540,000.00     63.53
Maine .............................         1          432,000.00            0.16      6.625        757      432,000.00     80.00
Maryland ..........................        21       11,461,168.99            4.19      6.747        705      545,769.95     77.75
Massachusetts .....................         6        4,631,400.00            1.69      6.539        760      771,900.00     64.89
Michigan ..........................         5        2,872,170.34            1.05      6.385        696      574,434.07     78.14
Minnesota .........................         3        2,273,000.00            0.83      6.547        651      757,666.67     65.98
Nevada ............................         2        1,225,000.00            0.45      6.682        747      612,500.00     77.12
New Hampshire .....................         1        1,400,000.00            0.51      7.125        667    1,400,000.00     67.47
New Jersey ........................        14        9,636,845.37            3.52      6.473        727      688,346.10     66.46
New Mexico ........................         1          520,000.00            0.19      6.250        698      520,000.00     57.46
New York ..........................        20       13,070,186.03            4.78      6.682        710      653,509.30     73.66
North Carolina ....................         1          446,000.00            0.16      6.125        789      446,000.00     79.64
Ohio ..............................         2        1,382,000.00            0.50      6.581        701      691,000.00     64.82
Oregon ............................         2          923,900.00            0.34      6.985        710      461,950.00     80.00
South Carolina ....................         3        2,501,000.00            0.91      7.047        691      833,666.67     60.69
Texas .............................         2        1,254,800.00            0.46      6.473        741      627,400.00     80.00
Virginia ..........................        26       15,223,450.02            5.56      6.821        699      585,517.31     75.57
Washington ........................         8        4,275,589.77            1.56      6.739        733      534,448.72     79.25
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============


                                   Mortgagors' FICO Scores for the Group 4 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of FICO                        Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Credit Scores                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
620 - 625 .........................         4  $     3,283,000.00             1.20%     7.376%       621  $   820,750.00     65.13%
626 - 650 .........................        34       21,139,541.99             7.72      6.848        641      621,751.24     72.56
651 - 675 .........................        50       30,083,541.92            10.99      6.777        664      601,670.84     73.42
676 - 700 .........................        84       48,039,151.63            17.55      6.647        688      571,894.66     73.75
701 - 725 .........................        69       39,900,392.20            14.58      6.622        713      578,266.55     73.13
726 - 750 .........................        73       44,399,605.29            16.22      6.543        739      608,213.77     73.67
751 - 775 .........................        68       42,044,658.99            15.36      6.448        763      618,303.81     72.93
776 - 800 .........................        50       32,836,479.48            12.00      6.468        785      656,729.59     67.08
801 - 825 .........................        16       11,319,320.74             4.14      6.208        805      707,457.55     65.27
826 - 850 .........................         1          627,236.74             0.23      6.375        842      627,236.74     64.05
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 4 Mortgage Loans was approximately 721.




                                                                S-41

                                    Types of Mortgaged Properties for the Group 4 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Property Type                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence ...........       288  $   177,632,669.25            64.91%     6.584%       717  $   616,780.10     71.34%
Planned Unit Development ..........       105       62,322,110.21            22.77      6.617        727      593,543.91     75.02
Low-rise Condominium ..............        31       16,199,757.14             5.92      6.539        733      522,572.81     75.92
Two- to Four-Family Residence .....        14       10,682,945.43             3.90      6.634        740      763,067.53     63.75
High-rise Condominium .............         6        4,192,499.95             1.53      6.830        717      698,749.99     71.81
Townhouse .........................         5        2,642,947.00             0.97      6.546        728      528,589.40     66.63
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============


                                               Purposes of the Group 4 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Purpose                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Purchase ..........................       243  $   140,682,256.66            51.41%     6.700%       723  $   578,939.33     76.35%
Refinance (Cash Out) ..............       123       77,744,130.17            28.41      6.544        716      632,066.10     68.18
Refinance (Rate/Term) .............        83       55,246,542.15            20.19      6.397        724      665,620.99     66.84
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============


                                         Occupancy Types for the Group 4 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Occupancy Type                        Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Primary Home ......................       391  $   235,657,931.79            86.11%     6.570%       720  $   602,705.71     72.91%
Investment ........................        41       26,512,889.95             9.69      6.740        730      646,655.85     65.75
Second Home .......................        17       11,502,107.24             4.20      6.746        724      676,594.54     70.57
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
----------------
(1) Based upon representations of the related mortgagors at the time of origination



                                       Loan Documentation Type for the Group 4 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Type of Program                       Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Full/Alternate ....................        64  $    43,615,282.27            15.94%     6.398%       719  $   681,488.79     73.00%
FastForward .......................        17       11,744,600.83             4.29      6.162        778      690,858.87     66.36
Limited ...........................       294      171,335,852.82            62.61      6.647        717      582,775.01     73.39
No Ratio ..........................        31       19,139,948.13             6.99      6.665        712      617,417.68     69.88
No Income/No Asset ................        22       11,997,692.33             4.38      7.033        740      545,349.65     76.49
No Doc ............................        21       15,839,552.60             5.79      6.470        724      754,264.41     59.45
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============



                                                                S-42

                                       Ranges of Loan Age for the Group 4 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Age (Months)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................       256  $   165,816,496.00            60.59%     6.518%       721  $   647,720.69     71.36%
1 - 5 .............................       157       86,371,469.59            31.56      6.796        716      550,136.75     75.31
11 - 15 ...........................         5        3,156,390.68             1.15      6.432        756      631,278.14     65.66
16 - 20 ...........................        10        5,350,961.14             1.96      6.336        743      535,096.11     70.80
21 - 25 ...........................         9        5,683,034.79             2.08      6.355        759      631,448.31     64.11
26 - 30 ...........................         2        1,229,086.48             0.45      6.316        771      614,543.24     70.23
31 - 35 ...........................         6        3,820,251.77             1.40      6.459        711      636,708.63     57.67
41 - 45 ...........................         2        1,373,099.44             0.50      6.443        718      686,549.72     57.71
46 - 50 ...........................         2          872,139.09             0.32      6.114        742      436,069.55     71.41
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
--------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 4 Mortgage Loans was approximately 2 months.




                                            Loan Programs for the Group 4 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Program                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
5/1 CMT ...........................         1  $       456,105.26             0.17%     5.875%       687  $   456,105.26     79.93%
5/1 LIBOR .........................        22       12,960,715.68             4.74      6.650        712      589,123.44     69.54
5/1 LIBOR Interest Only ...........       360      224,808,407.10            82.14      6.552        723      624,467.80     71.49
5/25 LIBOR ........................        10        5,618,869.46             2.05      6.984        724      561,886.95     73.81
5/25 LIBOR Interest Only ..........        56       29,828,831.48            10.90      6.826        715      532,657.71     77.50
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============


                                       Prepayment Charge Terms of the Group 4 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Prepayment Charge                    Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Term (Months)                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................       275  $   168,833,811.22            61.69%     6.710%       720  $   613,941.13     72.16%
12 ................................        65       41,183,216.94            15.05      6.523        726      633,587.95     69.99
24 ................................        25       15,415,109.01             5.63      6.489        717      616,604.36     73.18
36 ................................        84       48,240,791.81            17.63      6.284        721      574,295.14     73.41
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============



                                                                S-43

                                          Gross Margins for the Group 4 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Range of Gross Margins (%)            Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499 .....................       102  $    55,187,994.74            20.17%     6.757%       721  $   541,058.77     76.61%
2.500 - 2.999 .....................       270      179,994,314.27            65.77      6.484        723      666,645.61     69.19
3.000 - 3.499 .....................        54       27,630,236.97            10.10      6.797        729      511,671.06     79.25
3.500 - 3.999 .....................        20        9,354,783.00             3.42      7.027        683      467,739.15     79.52
4.000 - 4.499 .....................         2        1,065,600.00             0.39      6.790        646      532,800.00     80.00
5.000 - 5.499 .....................         1          440,000.00             0.16      8.875        625      440,000.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
--------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans was approximately 2.722%.



                                  Months to Initial Adjustment Date for the Group 4 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
Range of Number of                      of         Principal          Principal      Average      FICO       Current      Loan-to-
Months to Initial                    Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Adjustment Date                       Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
11 - 20 ...........................         4  $     2,245,238.53             0.82%     6.315%       727  $   561,309.63     63.03%
21 - 30 ...........................         6        3,820,251.77             1.40      6.459        711      636,708.63     57.67
31 - 40 ...........................        11        6,912,121.27             2.53      6.348        761      628,374.66     65.19
41 - 50 ...........................        15        8,507,351.82             3.11      6.372        748      567,156.79     68.89
51 - 60 ...........................       369      225,887,103.59            82.54      6.623        718      612,160.17     72.39
61 - 70 ...........................        44       26,300,862.00             9.61      6.531        728      597,746.86     75.48
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============


                                     Maximum Mortgage Rates for the Group 4 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Maximum                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Mortgage Rate (%)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499 ...................        12  $     6,791,916.00             2.48%     5.216%       712  $   565,993.00     78.31%
10.500 - 10.999 ...................        35       22,439,516.00             8.20      5.777        745      641,129.03     68.64
11.000 - 11.499 ...................       126       82,408,859.25            30.11      6.243        737      654,038.57     67.59
11.500 - 11.999 ...................       146       88,703,547.61            32.41      6.689        715      607,558.55     73.25
12.000 - 12.499 ...................        66       37,794,164.91            13.81      7.089        704      572,638.86     75.32
12.500 - 12.999 ...................        50       27,264,980.11             9.96      7.342        706      545,299.60     77.58
13.000 - 13.499 ...................         8        4,083,949.76             1.49      7.680        705      510,493.72     79.22
13.500 - 13.999 ...................         6        4,185,995.34             1.53      7.721        705      697,665.89     74.05
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
--------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 4 Mortgage Loans was approximately 11.651%.



                                                                S-44

                                    Initial Periodic Rate Cap for the Group 4 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Initial Periodic                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
5.000 .............................       424  $   259,427,361.02            94.79%     6.578%       721  $   611,856.98     71.90%
6.000 .............................        25       14,245,567.96             5.21      6.898        723      569,822.72     76.05
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 4 Mortgage Loans was approximately 5.052%.



                                  Subsequent Periodic Rate Cap for the Group 4 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Subsequent Periodic                  Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1.000 .............................        42  $    21,626,932.98             7.90%     6.809%       711  $   514,926.98     77.55%
2.000 .............................       407      252,045,996.00            92.10      6.576        722      619,277.63     71.65
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============
--------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 4 Mortgage Loans was approximately
1.921%.



                                         Origination Channel for the Group 4 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Origination Channel                   Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Conduit ...........................       117  $    63,108,260.38            23.06%     6.799%       717  $   539,386.84     76.85%
Correspondent .....................       120       79,672,182.17            29.11      6.548        719      663,934.85     68.96
Consumer Direct ...................         8        6,017,756.00             2.20      6.463        717      752,219.50     61.01
Mortgage Professionals ............       204      124,874,730.43            45.63      6.527        725      612,131.03     72.26
                                    ---------- ------------------  ---------------
    Total..........................       449  $   273,672,928.98          100.00%
                                    ========== ==================  ===============


                                                                S-45

                                                          Loan Group 5


                                        Mortgage Rates for the Group 5 Mortgage Loans (1)


                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Mortgage Rates (%)                    Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000 .....................         3  $       955,120.00            0.52%     5.000%       684  $   318,373.33     80.00%
5.001 - 5.500 .....................        18        3,604,450.00            1.98      5.453        695      200,247.22     77.27
5.501 - 6.000 .....................        46       11,766,781.76            6.47      5.903        720      255,799.60     74.04
6.001 - 6.500 .....................       176       46,008,224.52           25.29      6.388        724      261,410.37     77.03
6.501 - 7.000 .....................       309       75,712,897.55           41.62      6.799        712      245,025.56     77.58
7.001 - 7.500 .....................       133       33,068,201.70           18.18      7.288        709      248,633.10     78.61
7.501 - 8.000 .....................        37        7,883,741.41            4.33      7.787        672      213,074.09     79.90
8.001 - 8.500 .....................        11        2,414,220.00            1.33      8.256        679      219,474.55     78.76
8.501 - 9.000 .....................         2          516,000.00            0.28      8.782        639      258,000.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 5
Mortgage Loans was approximately 6.757% per annum.



                                  Current Principal Balances for the Group 5 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of Current Mortgage Loan       Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Principal Balances ($)                Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00 ............        28  $     2,414,952.27             1.33%     6.927%       699  $    86,248.30     79.98%
100,000.01 - 150,000.00 ...........       122       15,657,223.32             8.61      6.832        715      128,337.90     78.45
150,000.01 - 200,000.00 ...........       112       19,793,679.93            10.88      6.714        715      176,729.29     77.99
200,000.01 - 250,000.00 ...........       144       32,389,335.96            17.80      6.794        706      224,925.94     77.26
250,000.01 - 300,000.00 ...........       114       31,313,880.39            17.21      6.769        710      274,683.16     77.62
300,000.01 - 350,000.00 ...........        87       28,472,935.86            15.65      6.777        720      327,275.12     79.10
350,000.01 - 400,000.00 ...........        79       29,788,890.97            16.37      6.670        710      377,074.57     77.28
400,000.01 - 450,000.00 ...........        37       15,387,644.16             8.46      6.744        713      415,882.27     76.27
450,000.01 - 500,000.00 ...........         4        1,892,800.00             1.04      6.784        711      473,200.00     80.00
500,000.01 - 550,000.00 ...........         3        1,580,294.08             0.87      6.917        753      526,764.69     73.94
550,000.01 - 600,000.00 ...........         1          586,000.00             0.32      6.500        655      586,000.00     69.76
600,000.01 - 650,000.00 ...........         2        1,274,000.00             0.70      6.000        703      637,000.00     65.00
650,000.01 - 700,000.00 ...........         1          658,000.00             0.36      6.500        703      658,000.00     50.04
700,000.01 - 750,000.00 ...........         1          720,000.00             0.40      8.125        758      720,000.00     75.00
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the average principal balance of the Group 5
Mortgage Loans was approximately $247,523.32.




                                                                S-46

                                  Original Loan-to-Value Ratios for the Group 5 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Original Loan-to-Value      Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Ratios (%)                            Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 30.00 .....................         3  $       539,801.12             0.30%     6.292%       702  $   179,933.71     25.94%
30.01 - 40.00 .....................         3          710,000.00             0.39      6.545        754      236,666.67     36.13
40.01 - 50.00 .....................         5        1,256,850.00             0.69      6.362        733      251,370.00     47.52
50.01 - 60.00 .....................        19        5,226,935.24             2.87      6.752        703      275,101.85     54.66
60.01 - 70.00 .....................        44       13,749,728.43             7.56      6.611        700      312,493.83     66.02
70.01 - 80.00 .....................       635      154,844,840.47            85.11      6.775        714      243,850.14     79.45
80.01 - 90.00 .....................        14        3,398,805.00             1.87      6.798        667      242,771.79     88.56
90.01 - 100.00 ....................        12        2,202,676.68             1.21      6.794        725      183,556.39     94.70
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 5 Mortgage Loans was approximately
77.53%.



                                  Original Term to Stated Maturity for the Group 5 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Original Term to Stated Maturity     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
(Months)                              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
360 ...............................       735  $   181,929,636.94          100.00%     6.757%       712  $   247,523.32     77.53%
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============


                               Remaining Terms to Stated Maturity for the Group 5 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Remaining Terms to          Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Stated Maturity (Months)              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
301 - 360 .........................       735  $   181,929,636.94          100.00%     6.757%       712  $   247,523.32     77.53%
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 5 Mortgage Loans was approximately
360 months.




                                                                S-47

                         Geographic Distribution of the Mortgaged Properties for the Group 5 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
State                                 Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Alabama ...........................         4  $       650,150.14             0.36%     6.525%       748  $   162,537.54     78.69%
Alaska ............................         4          674,120.00             0.37      6.849        680      168,530.00     76.00
Arizona ...........................        28        6,626,787.15             3.64      6.830        699      236,670.97     77.88
Arkansas ..........................         1          171,250.00             0.09      5.500        713      171,250.00     85.20
California ........................       174       55,859,234.49            30.70      6.698        715      321,030.08     75.34
Colorado ..........................        17        3,657,710.00             2.01      6.968        707      215,159.41     78.29
Connecticut .......................         6        1,286,600.00             0.71      6.964        712      214,433.33     78.98
Delaware ..........................         1          236,000.00             0.13      6.375        763      236,000.00     80.00
District of Columbia ..............         1          244,000.00             0.13      6.625        749      244,000.00     80.00
Florida ...........................        51       11,399,953.62             6.27      6.908        698      223,528.50     76.89
Georgia ...........................        17        3,592,161.93             1.97      6.815        712      211,303.64     81.00
Hawaii ............................         2          861,600.00             0.47      6.637        744      430,800.00     80.00
Idaho .............................         1          190,400.00             0.10      7.875        635      190,400.00     80.00
Illinois ..........................        60       12,959,807.78             7.12      7.175        718      215,996.80     79.52
Indiana ...........................         3          530,320.00             0.29      7.146        668      176,773.33     80.00
Iowa ..............................         1          163,862.21             0.09      6.875        761      163,862.21     80.00
Kansas ............................         1          136,800.00             0.08      6.250        697      136,800.00     80.00
Kentucky ..........................         1          236,000.00             0.13      5.375        706      236,000.00     80.00
Louisiana .........................         3          552,800.00             0.30      7.087        679      184,266.67     80.00
Maine .............................         1          154,400.00             0.08      6.500        685      154,400.00     73.52
Maryland ..........................        25        6,797,680.00             3.74      6.924        715      271,907.20     79.11
Massachusetts .....................        19        4,762,745.35             2.62      7.029        714      250,670.81     77.48
Michigan ..........................        74       12,833,156.01             7.05      6.482        712      173,421.03     78.78
Minnesota .........................        31        5,694,329.68             3.13      6.625        734      183,688.05     79.90
Mississippi .......................         1          217,400.00             0.12      6.500        739      217,400.00     80.00
Missouri ..........................         5          573,800.00             0.32      6.689        692      114,760.00     87.09
Montana ...........................         1          140,000.00             0.08      6.625        700      140,000.00     80.00
Nebraska ..........................         2          312,000.00             0.17      6.263        653      156,000.00     80.00
Nevada ............................        21        5,173,367.91             2.84      6.577        691      246,350.85     78.58
New Hampshire .....................         3          788,000.00             0.43      6.591        727      262,666.67     82.72
New Jersey ........................        29        8,168,920.00             4.49      6.835        708      281,686.90     77.80
New Mexico ........................         5        1,103,940.00             0.61      6.676        717      220,788.00     80.00
New York ..........................        25        7,989,880.00             4.39      6.991        721      319,595.20     79.74
North Carolina ....................         8        2,185,848.68             1.20      6.473        708      273,231.09     77.34
Ohio ..............................         7          843,600.00             0.46      7.062        709      120,514.29     81.78
Oklahoma ..........................         3          353,500.00             0.19      6.111        744      117,833.33     79.98
Oregon ............................        10        2,534,731.31             1.39      6.822        723      253,473.13     76.82
Pennsylvania ......................         7        1,505,750.00             0.83      6.667        719      215,107.14     82.80
Rhode Island ......................         2          512,629.67             0.28      6.466        769      256,314.84     80.00
South Carolina ....................         4          500,885.41             0.28      6.788        724      125,221.35     82.47
Tennessee .........................         6        1,662,201.12             0.91      6.391        690      277,033.52     63.61
Texas .............................         7        1,113,451.45             0.61      6.632        716      159,064.49     81.41
Virginia ..........................        34        8,722,491.03             4.79      6.449        705      256,543.85     79.49
Washington ........................        24        6,163,195.00             3.39      6.725        711      256,799.79     75.58
West Virginia .....................         3          755,225.00             0.42      6.670        746      251,741.67     71.71
Wisconsin .........................         2          336,952.00             0.19      6.811        766      168,476.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============


                                                                S-48

                                     Mortgagors' FICO Scores for the Group 5 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of FICO                        Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Credit Scores                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
620 - 625 .........................        13  $     3,111,185.11             1.71%     7.116%       622  $   239,321.93     75.67%
626 - 650 .........................        51       12,174,310.46             6.69      7.190        638      238,711.97     78.80
651 - 675 .........................       102       25,817,369.95            14.19      6.801        664      253,111.47     76.25
676 - 700 .........................       139       34,229,972.38            18.81      6.694        688      246,258.79     77.41
701 - 725 .........................       144       35,097,440.03            19.29      6.734        712      243,732.22     77.41
726 - 750 .........................       120       29,784,750.95            16.37      6.737        738      248,206.26     77.93
751 - 775 .........................       105       26,524,992.72            14.58      6.738        762      252,618.98     78.85
776 - 800 .........................        53       13,078,423.34             7.19      6.543        786      246,762.70     77.41
801 - 825 .........................         8        2,111,192.00             1.16      6.488        803      263,899.00     70.95
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 5 Mortgage Loans was approximately 712.




                                    Types of Mortgaged Properties for the Group 5 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Property Type                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence ...........       437  $   105,708,987.44            58.10%     6.736%       712  $   241,897.00     77.36%
Planned Unit Development (PUD) ....       124       32,847,932.37            18.06      6.725        706      264,902.68     78.72
Low-rise Condominium ..............       101       20,346,255.31            11.18      6.790        719      201,448.07     78.23
Two- to Four-Family Residence .....        45       16,877,974.08             9.28      6.874        716      375,066.09     74.40
Townhouse .........................        17        4,107,241.00             2.26      6.616        715      241,602.41     80.51
High-rise Condominium .............        11        2,041,246.74             1.12      7.373        701      185,567.89     80.00
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============



                                               Purposes of the Group 5 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Purpose                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Purchase ..........................       487  $   120,675,852.07            66.33%     6.809%       721  $   247,794.36     79.59%
Refinance (Cash Out) ..............       122       31,590,645.07            17.36      6.738        694      258,939.71     71.12
Refinance (Rate/Term) .............       126       29,663,139.80            16.30      6.567        698      235,421.74     75.95
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============


                                                                S-49

                                         Occupancy Types for the Group 5 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Occupancy Type                        Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Primary Home ......................       683  $   167,508,788.41            92.07%     6.738%       713  $   245,254.45     78.30%
Investment ........................        33        9,969,032.31             5.48      7.015        713      302,091.89     66.64
Secondary Home ....................        19        4,451,816.22             2.45      6.927        694      234,306.12     72.91
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                       Loan Documentation Type for the Group 5 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Type of Documentation Program         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Full/Alternate ....................       278  $    58,990,914.76            32.43%     6.485%       717  $   212,197.54     78.49%
FastForward .......................         2          509,100.00             0.28      7.056        748      254,550.00     88.34
Limited ...........................       396      106,167,306.61            58.36      6.887        711      268,099.26     78.17
No Ratio ..........................        15        5,163,855.00             2.84      6.791        702      344,257.00     75.02
No Income/No Asset ................        23        5,551,979.00             3.05      6.869        705      241,390.39     67.94
No Doc ............................        21        5,546,481.57             3.05      7.007        700      264,118.17     65.96
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============


                                       Ranges of Loan Age for the Group 5 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Age (Months)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................       418  $   108,548,758.00            59.67%     6.833%       714  $   259,686.02     77.73%
1 - 5 .............................       317       73,380,878.94            40.33      6.645        709      231,485.42     77.24
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 5 Mortgage Loans was approximately 0 months.




                                            Loan Programs for the Group 5 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Program                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
7/1 LIBOR .........................        74  $    16,604,286.14             9.13%     6.856%       713  $   224,382.25     75.01%
7/1 LIBOR 30/40 Balloon ...........        22        5,402,424.30             2.97      7.137        695      245,564.74     80.00
7/1 LIBOR Interest Only ...........       445      120,767,706.55            66.38      6.857        714      271,388.10     77.73
7/23 LIBOR ........................        12        1,968,506.06             1.08      6.521        710      164,042.17     74.97
7/23 LIBOR Interest Only ..........       182       37,186,713.89            20.44      6.348        708      204,322.60     77.77
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============


                                                                S-50

                                       Prepayment Charge Terms of the Group 5 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Prepayment Charge                    Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Term (Months)                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................       495  $   116,063,014.19            63.80%     6.773%       714  $   234,470.74     77.45%
12 ................................        34        9,667,963.67             5.31      6.954        693      284,351.87     76.19
24 ................................        38       10,515,299.00             5.78      6.638        716      276,718.39     78.26
36 ................................       167       45,505,933.63            25.01      6.705        712      272,490.62     77.83
60 ................................         1          177,426.45             0.10      6.500        719      177,426.45     80.00
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============


                                          Gross Margins for the Group 5 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Range of Gross Margins (%)            Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499 .....................       264  $    58,828,243.30            32.34%     6.502%       711  $   222,834.25     77.06%
2.500 - 2.999 .....................       469      122,649,393.64            67.42      6.878        712      261,512.57     77.74
3.000 - 3.499 .....................         1          172,000.00             0.09      6.875        746      172,000.00     80.00
3.500 - 3.999 .....................         1          280,000.00             0.15      7.500        786      280,000.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 5 Mortgage Loans was approximately 2.590%.


                                  Months to Initial Adjustment Date for the Group 5 Mortgage Loans

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
Range of Number of                      of         Principal         Principal      Average      FICO       Current      Loan-to-
Months to Initial                    Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Adjustment Date                       Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
81 - 90 ...........................       735  $   181,929,636.94           100.00%     6.757%       712  $   247,523.32     77.53%
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============


                                      Maximum Mortgage Rates for the Group 5 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Maximum                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Mortgage Rate (%)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499 ...................         5  $     1,563,120.00             0.86%     5.086%       688  $   312,624.00     80.00%
10.500 - 10.999 ...................        44        9,344,246.00             5.14      5.717        711      212,369.23     75.40
11.000 - 11.499 ...................       114       29,745,092.73            16.35      6.235        725      260,921.87     77.42
11.500 - 11.999 ...................       344       86,704,043.96            47.66      6.699        716      252,046.64     77.04
12.000 - 12.499 ...................       149       36,954,902.84            20.31      7.166        706      248,019.48     78.01
12.500 - 12.999 ...................        63       13,862,811.41             7.62      7.633        690      220,044.63     80.24
13.000 - 13.499 ...................        12        2,895,420.00             1.59      8.154        684      241,285.00     78.96
13.500 - 13.999 ...................         4          860,000.00             0.47      8.669        639      215,000.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 5 Mortgage Loans was approximately 11.757%.



                                                                S-51

                                    Initial Periodic Rate Cap for the Group 5 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Initial Periodic                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
5.000 .............................       735  $   181,929,636.94           100.00%     6.757%       712  $   247,523.32     77.53%
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
----------------

(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 5 Mortgage Loans was approximately 5.000%.



                                  Subsequent Periodic Rate Cap for the Group 5 Mortgage Loans (1)

                                                                     Percent of              Weighted                  Weighted
                                      Number       Aggregate         Aggregate     Weighted  Average      Average      Average
                                        of         Principal         Principal     Average     FICO       Current      Loan-to-
Subsequent Periodic                  Mortgage       Balance           Balance      Mortgage   Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding       Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1.000 .............................       193  $    38,795,269.95            21.32%     6.356%       708  $   201,011.76     77.61%
2.000 .............................       542      143,134,366.99            78.68      6.866        713      264,085.55     77.51
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============
----------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 5 Mortgage Loans was approximately 1.787%.



                                       Origination Channel for the Group 5 Mortgage Loans

                                                                     Percent of              Weighted                  Weighted
                                      Number       Aggregate         Aggregate     Weighted  Average      Average      Average
                                        of         Principal         Principal     Average     FICO       Current      Loan-to-
Subsequent Periodic                  Mortgage       Balance           Balance      Mortgage   Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding       Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Conduit ...........................       260  $    57,497,243.30           31.60%    6.491%      712  $   221,143.24     77.31%
Correspondent .....................       133       35,692,354.19           19.62     6.847       721      268,363.57     78.15
Consumer Direct ...................        17        4,757,957.00            2.62     6.681       695      279,879.82     71.13
Mortgage Professionals ............       325       83,982,082.45           46.16     6.906       710      258,406.41     77.78
                                    ---------- ------------------  ---------------
    Total..........................       735  $   181,929,636.94          100.00%
                                    ========== ==================  ===============



                                                                S-52

                                                          Loan Group 6


                                        Mortgage Rates for the Group 6 Mortgage Loans (1)


                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Mortgage Rates (%)                    Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000 .....................         4  $     2,408,943.99            1.18%     5.000%       721  $   602,236.00     80.00%
5.001 - 5.500 .....................         3        1,929,000.00            0.95      5.410        740      643,000.00     69.61
5.501 - 6.000 .....................        17       11,356,668.00            5.57      5.922        725      668,039.29     71.98
6.001 - 6.500 .....................        72       51,507,594.01           25.28      6.367        710      715,383.25     65.35
6.501 - 7.000 .....................       167      106,332,574.05           52.19      6.781        715      636,722.00     71.09
7.001 - 7.500 .....................        46       24,808,000.00           12.18      7.259        703      539,304.35     75.93
7.501 - 8.000 .....................         8        4,439,330.21            2.18      7.745        727      554,916.28     78.32
8.001 - 8.500 .....................         2          956,700.00            0.47      8.381        677      478,350.00     87.12
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 6 Mortgage Loans was approximately 6.681% per annum.



                                  Current Principal Balances for the Group 6 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of Current Mortgage Loan       Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Principal Balances ($)                Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00 ...........        41  $    17,896,984.38             8.78%     6.806%       706  $   436,511.81     73.68%
450,000.01 - 500,000.00 ...........        58       27,750,536.27            13.62      6.862        710      478,457.52     77.10
500,000.01 - 550,000.00 ...........        54       28,300,107.29            13.89      6.671        711      524,076.06     71.29
550,000.01 - 600,000.00 ...........        40       23,000,110.13            11.29      6.748        714      575,002.75     70.79
600,000.01 - 650,000.00 ...........        34       21,538,500.01            10.57      6.594        714      633,485.29     73.19
650,000.01 - 700,000.00 ...........        14        9,450,072.00             4.64      6.765        714      675,005.14     75.12
700,000.01 - 750,000.00 ...........        18       13,006,145.00             6.38      6.746        714      722,563.61     67.92
750,000.01 - 800,000.00 ...........         9        7,029,500.00             3.45      6.435        720      781,055.56     65.57
800,000.01 - 850,000.00 ...........         5        4,127,336.00             2.03      6.569        695      825,467.20     62.81
850,000.01 - 900,000.00 ...........        11        9,721,871.18             4.77      6.523        695      883,806.47     69.69
900,000.01 - 950,000.00 ...........         5        4,680,000.00             2.30      6.600        748      936,000.00     64.72
950,000.01 - 1,000,000.00 .........        11       10,891,399.00             5.35      6.659        726      990,127.18     70.93
1,000,000.01 - 1,250,000.00 . .....         7        7,934,750.00             3.89      6.676        721    1,133,535.71     60.18
1,250,000.01 - 1,500,000.00 .......         7        9,914,499.00             4.87      6.498        725    1,416,357.00     66.09
1,500,000.01 - 1,750,000.00 .......         4        6,502,000.00             3.19      6.412        714    1,625,500.00     64.12
1,750,000.01 - 2,000,000.00 .......         1        1,995,000.00             0.98      6.500        674    1,995,000.00     44.33
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the average principal balance of the Group 6 Mortgage Loans was approximately $638,679.66.


                                                                S-53

                                  Original Loan-to-Value Ratios for the Group 6 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Original Loan-to-Value      Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Ratios (%)                            Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 30.00 .....................         1  $       600,000.00             0.29%     6.500%       742  $   600,000.00     27.52%
30.01 - 40.00 .....................         6        3,958,000.00             1.94      6.359        700      659,666.67     36.09
40.01 - 50.00 .....................        17       12,125,750.00             5.95      6.467        720      713,279.41     45.03
50.01 - 60.00 .....................        21       17,325,719.00             8.50      6.683        708      825,034.24     57.41
60.01 - 70.00 .....................        67       48,718,613.89            23.91      6.612        708      727,143.49     65.47
70.01 - 80.00 .....................       206      120,556,427.37            59.17      6.736        716      585,225.38     78.41
90.01 - 100.00 ....................         1          454,300.00             0.22      8.250        713      454,300.00     95.00
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 6 Mortgage Loans was approximately
70.60%.



                                  Original Term to Stated Maturity for the Group 6 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Original Term to Stated Maturity     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
(Months)                              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
360 ...............................       319  $   203,738,810.26           100.00%     6.681%       713  $   638,679.66     70.60%
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============


                               Remaining Terms to Stated Maturity for the Group 6 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Remaining Terms to          Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Stated Maturity (Months)              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
301 - 360 .........................       319  $   203,738,810.26           100.00%     6.681%       713  $   638,679.66     70.60%
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
-----------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 6 Mortgage Loans was approximately
360 months.



                                                                S-54

                         Geographic Distribution of the Mortgaged Properties for the Group 6 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
State                                 Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Arizona ...........................         9  $     6,255,071.00             3.07%     6.674%       707  $   695,007.89     66.99%
California ........................       197      131,236,991.07            64.41      6.672        717      666,177.62     70.73
Colorado ..........................         7        3,626,000.00             1.78      6.927        725      518,000.00     73.26
Connecticut .......................         2        1,617,200.00             0.79      6.256        686      808,600.00     57.46
Florida ...........................        14        6,997,338.63             3.43      6.995        699      499,809.90     71.03
Georgia ...........................         4        2,306,495.00             1.13      6.105        691      576,623.75     78.93
Hawaii ............................         5        4,661,000.00             2.29      6.363        689      932,200.00     58.61
Illinois ..........................         8        4,894,958.34             2.40      7.004        695      611,869.79     70.67
Maryland ..........................        11        6,098,255.00             2.99      6.525        696      554,386.82     78.90
Massachusetts .....................         3        1,473,000.00             0.72      6.819        712      491,000.00     54.69
Michigan ..........................         1          960,000.00             0.47      6.625        792      960,000.00     80.00
Nevada ............................         7        4,391,004.00             2.16      6.784        751      627,286.29     72.38
New Jersey ........................         7        3,899,900.00             1.91      6.817        694      557,128.57     66.59
New York ..........................        15        9,462,160.04             4.64      6.590        697      630,810.67     67.10
North Carolina ....................         3        1,579,000.00             0.78      6.718        698      526,333.33     71.37
Ohio ..............................         1          712,520.00             0.35      6.500        629      712,520.00     54.81
Oregon ............................         1          548,000.00             0.27      5.875        750      548,000.00     80.00
Pennsylvania ......................         2        1,163,200.00             0.57      6.300        727      581,600.00     78.15
Rhode Island ......................         2          976,200.00             0.48      7.445        713      488,100.00     73.24
Texas .............................         1          638,000.00             0.31      6.750        751      638,000.00     68.38
Vermont ...........................         1          499,514.17             0.25      6.625        670      499,514.17     68.03
Virginia ..........................        13        6,870,620.00             3.37      6.767        723      528,509.23     74.99
Washington ........................         5        2,872,383.01             1.41      6.782        706      574,476.60     78.50
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============


                                     Mortgagors' FICO Scores for the Group 6 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of FICO                        Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Credit Scores                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
620 - 625 .........................         5  $     2,938,150.00             1.44%     6.987%       621  $   587,630.00     70.88%
626 - 650 .........................        22       12,049,582.29             5.91      6.961        637      547,708.29     70.41
651 - 675 .........................        50       31,745,788.42            15.58      6.688        665      634,915.77     68.26
676 - 700 .........................        60       39,461,548.57            19.37      6.702        688      657,692.48     70.77
701 - 725 .........................        57       36,133,036.35            17.73      6.578        712      633,912.92     72.93
726 - 750 .........................        42       28,495,285.12            13.99      6.650        738      678,459.17     71.15
751 - 775 .........................        52       33,836,435.00            16.61      6.668        762      650,700.67     70.31
776 - 800 .........................        29       18,109,169.00             8.89      6.661        785      624,454.10     68.98
801 - 825 .........................         2          969,815.51             0.48      6.750        807      484,907.76     80.00
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 6 Mortgage Loans was approximately 713.




                                                                S-55

                                    Types of Mortgaged Properties for the Group 6 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Property Type                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence ...........       205  $   130,744,594.80            64.17%     6.698%       711  $   637,778.51     70.01%
Planned Unit Development (PUD) ....        76       45,335,517.12            22.25      6.574        715      596,519.96     73.50
Low-rise Condominium ..............        17       11,765,455.34             5.77      6.851        716      692,085.61     73.24
Two- to Four-Family Residence .....        13       11,553,650.00             5.67      6.647        724      888,742.31     64.67
High-rise Condominium .............         7        3,799,593.00             1.86      6.908        723      542,799.00     65.01
Townhouse .........................         1          540,000.00             0.27      6.875        725      540,000.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============


                                               Purposes of the Group 6 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Purpose                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Purchase ..........................       153  $    91,306,995.07            44.82%     6.723%       718  $   596,777.75     76.07%
Refinance (Rate/Term) .............        83       57,546,807.15            28.25      6.616        709      693,335.03     67.17
Refinance (Cash Out) ..............        83       54,885,008.04            26.94      6.679        709      661,265.16     65.11
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============


                                         Occupancy Types for the Group 6 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Occupancy Type                        Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Primary Home ......................       279  $   174,739,439.92            85.77%     6.680%       710  $   626,306.24     71.56%
Investment ........................        22       14,628,240.00             7.18      6.930        734      664,920.00     66.15
Secondary Home ....................        18       14,371,130.34             7.05      6.443        726      798,396.13     63.51
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                       Loan Documentation Type for the Group 6 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Type of Documentation Program         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Full/Alternate ....................        48  $    29,897,620.86            14.67%     6.474%       710  $   622,867.10     74.22%
FastForward .......................         5        3,617,035.00             1.78      6.591        753      723,407.00     75.05
Limited ...........................       178      110,629,240.23            54.30      6.714        708      621,512.59     73.09
No Ratio ..........................        34       22,840,753.13            11.21      6.770        732      671,786.86     68.89
No Income/No Asset ................        13        9,741,801.00             4.78      6.813        719      749,369.31     61.07
No Doc ............................        41       27,012,360.04            13.26      6.661        715      658,838.05     60.71
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============


                                                                S-56

                                       Ranges of Loan Age for the Group 6 Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Age (Months)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................       237  $   151,955,049.00            74.58%     6.699%       715  $   641,160.54     71.28%
1 - 5 .............................        81       51,172,578.25            25.12      6.632        707      631,760.23     68.47
11 - 15 ...........................         1          611,183.01             0.30      6.375        713      611,183.01     80.00
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average loan age of the Group 6 Mortgage Loans was approximately 0 months.


                                            Loan Programs for the Group 6 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Program                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
7/1 LIBOR .........................        15  $     8,622,948.17             4.23%     6.720%       724  $   574,863.21     69.46%
7/1 LIBOR 30/40 Balloon ...........         3        1,571,860.21             0.77      7.001        669      523,953.40     79.80
7/1 LIBOR Interest Only ...........       285      183,819,038.53            90.22      6.702        713      644,979.08     70.25
7/23 LIBOR ........................         1          439,630.34             0.22      6.875        715      439,630.34     80.00
7/23 LIBOR Interest Only ..........        15        9,285,333.01             4.56      6.165        710      619,022.20     76.70
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============


                                       Prepayment Charge Terms of the Group 6 Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Prepayment Charge                    Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Term (Months)                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................       177  $   114,110,125.26            56.01%     6.756%       719  $   644,689.97     70.35%
12 ................................        50       35,072,959.00            17.21      6.685        703      701,459.18     69.10
24 ................................        12        7,899,443.00             3.88      6.539        712      658,286.92     72.65
36 ................................        80       46,656,283.00            22.90      6.519        706      583,203.54     72.02
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============


                                          Gross Margins for the Group 6 Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Range of Gross Margins (%)            Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499 .....................        30  $    17,314,063.35             8.50%     6.455%       722  $   577,135.45     75.46%
2.500 - 2.999 .....................       288      185,917,171.91            91.25      6.702        712      645,545.74     70.13
5.000 - 5.499 .....................         1          507,575.00             0.25      6.625        706      507,575.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 6 Mortgage Loans was approximately 2.713%.




                                                                S-57

                                  Months to Initial Adjustment Date for the Group 6 Mortgage Loans


                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
Range of Number of                      of         Principal         Principal      Average      FICO       Current      Loan-to-
Months to Initial                    Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Adjustment Date                       Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
61 - 70 ...........................         1  $       611,183.01             0.30%     6.375%       713  $   611,183.01     80.00%
81 - 90 ...........................       318      203,127,627.25            99.70      6.682        713      638,766.12     70.58
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============


                                     Maximum Mortgage Rates for the Group 6 Mortgage Loans (1)


                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Maximum                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Mortgage Rate (%)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499 ...................         6  $     3,800,943.99             1.87%     5.137%       720  $   633,490.67     79.83%
10.500 - 10.999 ...................        11        7,323,768.00             3.59      5.842        723      665,797.09     68.30
11.000 - 11.499 ...................        50       34,258,040.00            16.81      6.236        715      685,160.80     67.18
11.500 - 11.999 ...................       175      115,583,025.05            56.73      6.706        715      660,474.43     69.56
12.000 - 12.499 ...................        57       32,161,453.01            15.79      7.106        706      564,236.02     74.85
12.500 - 12.999 ...................        17        9,167,020.00             4.50      7.592        700      539,236.47     77.49
13.000 - 13.499 ...................         2          942,160.21             0.46      8.121        682      471,080.11     87.23
13.500 - 13.999 ...................         1          502,400.00             0.25      8.500        644      502,400.00     80.00
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 6 Mortgage Loans was approximately 11.684%.



                                    Initial Periodic Rate Cap for the Group 6 Mortgage Loans (1)


                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Initial Periodic                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
5.000 .............................       318  $   203,127,627.25            99.70%     6.682%       713  $   638,766.12     70.58%
6.000 .............................         1          611,183.01             0.30      6.375        713      611,183.01     80.00
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 6 Mortgage Loans was approximately 5.003%.



                                                                S-58


                                  Subsequent Periodic Rate Cap for the Group 6 Mortgage Loans (1)

                                                                     Percent of              Weighted                  Weighted
                                      Number       Aggregate         Aggregate     Weighted  Average      Average      Average
                                        of         Principal         Principal     Average     FICO       Current      Loan-to-
Subsequent Periodic                  Mortgage       Balance           Balance      Mortgage   Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding       Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1.000 .............................        14  $     8,345,780.34             4.10%     6.121%       706  $   596,127.17     76.32%
2.000 .............................       305      195,393,029.92            95.90      6.705        713      640,632.88     70.36
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 6 Mortgage Loans was approximately
1.959%.



                                         Origination Channel for the Group 6 Mortgage Loans

                                                                      Percent of              Weighted                  Weighted
                                      Number       Aggregate          Aggregate     Weighted  Average      Average      Average
                                        of         Principal          Principal     Average     FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance      Mortgage   Credit     Principal      Value
Origination Channel                   Loans       Outstanding        Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Conduit ...........................        33  $    18,752,210.38             9.20%     6.427%       721  $   568,248.80     75.45%
Correspondent .....................        81       51,906,518.34            25.48      6.664        715      640,821.21     72.05
Consumer Direct ...................         7        3,918,000.00             1.92      6.736        710      559,714.29     76.97
Mortgage Professionals ............       198      129,162,081.54            63.40      6.723        711      652,333.75     69.13
                                    ---------- ------------------  ---------------
    Total..........................       319  $   203,738,810.26          100.00%
                                    ========== ==================  ===============




                                                                S-59

                                                    Aggregate Mortgage Loans


                                            Mortgage Rates for the Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Mortgage Rates (%)                    Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000 .....................        29  $    11,530,207.20            0.93%     4.991%       720  $   397,593.35     77.07%
5.001 - 5.500 .....................        66       19,870,742.61            1.60      5.368        721      301,071.86     73.11
5.501 - 6.000 .....................       293      109,965,183.03            8.88      5.875        729      375,307.79     70.15
6.001 - 6.500 .....................       917      344,239,774.40           27.79      6.355        722      375,397.79     72.16
6.501 - 7.000 .....................     1,424      481,835,936.65           38.90      6.802        711      338,367.93     75.01
7.001 - 7.500 .....................       623      185,509,154.38           14.98      7.291        706      297,767.50     77.77
7.501 - 8.000 .....................       281       77,494,688.35            6.26      7.764        692      275,781.81     78.65
8.001 - 8.500 .....................        28        6,644,976.47            0.54      8.254        679      237,320.59     81.32
8.501 - 9.000 .....................         6        1,494,241.77            0.12      8.801        635      249,040.30     80.00
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.699% per annum.



                                      Current Principal Balances for the Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of Current Mortgage Loan       Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Principal Balances ($)                Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00 ..................         4  $       167,812.18            0.01%     7.431%       690  $    41,953.05     80.00%
50,000.01 - 100,000.00 ............       107        8,748,774.97            0.71      7.103        714       81,764.25     75.17
100,000.01 - 150,000.00 ...........       347       44,397,118.33            3.58      6.824        710      127,945.59     76.44
150,000.01 - 200,000.00 ...........       459       81,164,799.95            6.55      6.808        713      176,829.63     76.70
200,000.01 - 250,000.00 ...........       503      113,174,494.42            9.14      6.815        709      224,998.99     76.98
250,000.01 - 300,000.00 ...........       500      137,450,071.80           11.10      6.755        707      274,900.14     76.84
300,000.01 - 350,000.00 ...........       370      120,509,523.34            9.73      6.763        712      325,701.41     77.58
350,000.01 - 400,000.00 ...........       362      136,038,728.14           10.98      6.679        709      375,797.59     76.61
400,000.01 - 450,000.00 ...........       264      112,116,850.69            9.05      6.737        714      424,685.04     75.42
450,000.01 - 500,000.00 ...........       195       92,779,223.33            7.49      6.717        716      475,790.89     77.01
500,000.01 - 550,000.00 ...........       148       77,820,044.53            6.28      6.608        715      525,811.11     73.02
550,000.01 - 600,000.00 ...........       104       59,952,863.78            4.84      6.682        717      576,469.84     72.68
600,000.01 - 650,000.00 ...........        88       55,579,238.14            4.49      6.538        710      631,582.25     71.19
650,000.01 - 700,000.00 ...........        39       26,266,637.77            2.12      6.605        724      673,503.53     73.43
700,000.01 - 750,000.00 ...........        35       25,458,726.91            2.06      6.682        727      727,392.20     69.59
750,000.01 - 800,000.00 ...........        23       17,898,675.15            1.45      6.487        737      778,203.27     64.97
800,000.01 - 850,000.00 ...........        12        9,931,382.64            0.80      6.322        726      827,615.22     64.05
850,000.01 - 900,000.00 ...........        26       22,862,789.51            1.85      6.395        720      879,338.06     69.34
900,000.01 - 950,000.00 ...........        11       10,232,891.00            0.83      6.524        730      930,262.82     69.00
950,000.01 - 1,000,000.00 .........        25       24,729,081.28            2.00      6.600        723      989,163.25     69.69
1,000,000.01 - 1,250,000.00 . .....        18       20,799,200.00            1.68      6.439        738    1,155,511.11     58.42
1,250,000.01 - 1,500,000.00 . .....        21       30,231,977.00            2.44      6.532        730    1,439,617.95     64.16
1,500,000.01 - 1,750,000.00 . .....         4        6,502,000.00            0.52      6.412        714    1,625,500.00     64.12
1,750,000.01 - 2,000,000.00 .......         2        3,772,000.00            0.30      7.089        649    1,886,000.00     53.34
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $337,765.18.




                                                                S-60

                                    Original Loan-to-Value Ratios for the Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Original Loan-to-Value      Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Ratios (%)                            Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00 .....................         2  $       196,826.75            0.02%     6.418%       796  $    98,413.38     10.81%
20.01 - 30.00 .....................        14        3,563,127.36            0.29      6.349        718      254,509.10     26.68
30.01 - 40.00 .....................        37       14,532,338.47            1.17      6.285        726      392,765.90     36.11
40.01 - 50.00 .....................        82       35,903,621.15            2.90      6.341        721      437,849.04     45.51
50.01 - 60.00 .....................       170       78,183,168.69            6.31      6.502        720      459,900.99     56.39
60.01 - 70.00 .....................       370      167,032,477.70           13.49      6.578        717      451,439.13     66.02
70.01 - 80.00 .....................     2,903      919,145,124.77           74.21      6.754        713      316,619.06     79.11
80.01 - 90.00 .....................        56       12,883,584.01            1.04      6.950        685      230,064.00     88.54
90.01 - 100.00 ....................        33        7,144,635.96            0.58      7.053        720      216,504.12     94.97
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.46%.



                                     Original Term to Stated Maturity for the Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Original Term to Stated Maturity     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
(Months)                              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
360 ...............................     3,667  $ 1,238,584,904.86          100.00%     6.699%       714  $   337,765.18     74.46%
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============



                                  Remaining Terms to Stated Maturity for the Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of Remaining Terms to          Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Stated Maturity (Months)              Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
301 - 360 .........................     3,667  $ 1,238,584,904.86          100.00%     6.699%       714  $   337,765.18     74.46%
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 359 months.





                                                                S-61

                           Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
State                                 Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Alabama ...........................         9  $     1,598,217.39            0.13%     6.781%       730  $   177,579.71     76.83%
Alaska ............................         9        2,620,970.00            0.21      6.815        719      291,218.89     77.29
Arizona ...........................       142       42,606,448.61            3.44      6.834        712      300,045.41     74.99
Arkansas ..........................         4          599,345.00            0.05      5.698        694      149,836.25     78.94
California ........................     1,290      550,258,730.50           44.43      6.600        719      426,557.16     72.80
Colorado ..........................        89       24,995,242.58            2.02      6.760        714      280,845.42     74.43
Connecticut .......................        28       10,461,926.03            0.84      6.705        695      373,640.22     68.49
Delaware ..........................         5        1,098,950.00            0.09      6.279        703      219,790.00     75.13
District of Columbia ..............        15        5,016,300.00            0.41      6.958        698      334,420.00     72.40
Florida ...........................       330       86,270,510.48            6.97      6.982        707      261,425.79     76.01
Georgia ...........................       122       26,639,583.80            2.15      6.848        704      218,357.24     78.34
Hawaii ............................        29       15,050,527.52            1.22      6.301        723      518,983.71     69.27
Idaho .............................        16        2,674,187.98            0.22      6.732        717      167,136.75     78.78
Illinois ..........................       160       43,403,382.25            3.50      7.028        711      271,271.14     75.53
Indiana ...........................        10        2,526,720.00            0.20      6.812        691      252,672.00     76.35
Iowa ..............................         3          459,062.21            0.04      6.754        755      153,020.74     79.15
Kansas ............................         2          256,000.00            0.02      6.075        694      128,000.00     80.00
Kentucky ..........................         7        1,139,524.63            0.09      6.405        721      162,789.23     80.75
Louisiana .........................         6        1,080,000.00            0.09      6.533        715      180,000.00     80.00
Maine .............................         4          953,687.79            0.08      6.926        721      238,421.95     82.80
Maryland ..........................       171       57,679,108.43            4.66      6.852        706      337,304.73     78.56
Massachusetts .....................        63       21,203,756.80            1.71      6.814        725      336,567.57     68.69
Michigan ..........................       137       28,541,061.40            2.30      6.345        715      208,328.92     78.58
Minnesota .........................        69       15,037,339.82            1.21      6.671        709      217,932.46     77.94
Mississippi .......................         3          460,611.18            0.04      6.462        717      153,537.06     82.29
Missouri ..........................        26        3,891,630.09            0.31      6.544        714      149,678.08     80.69
Montana ...........................         2          363,999.03            0.03      6.010        691      181,999.52     80.00
Nebraska ..........................         2          312,000.00            0.03      6.263        653      156,000.00     80.00
Nevada ............................       115       32,595,787.17            2.63      6.768        716      283,441.63     77.96
New Hampshire .....................        11        3,492,837.35            0.28      7.034        697      317,530.67     74.16
New Jersey ........................       108       40,656,888.57            3.28      6.706        707      376,452.67     72.63
New Mexico ........................        14        2,879,672.99            0.23      6.778        707      205,690.93     74.55
New York ..........................       138       57,623,959.31            4.65      6.749        709      417,564.92     75.07
North Carolina ....................        26        7,124,590.23            0.58      6.654        704      274,022.70     77.31
Ohio ..............................        25        5,094,567.76            0.41      6.673        691      203,782.71     73.08
Oklahoma ..........................         7        1,301,240.90            0.11      6.771        731      185,891.56     79.99
Oregon ............................        40       10,838,385.46            0.88      6.573        724      270,959.64     77.76
Pennsylvania ......................        27        6,500,359.31            0.52      6.617        708      240,754.05     73.41
Rhode Island ......................         8        2,366,129.67            0.19      7.025        734      295,766.21     76.44
South Carolina ....................        28        6,712,671.46            0.54      6.991        711      239,738.27     68.45
Tennessee .........................        14        3,654,574.98            0.30      6.714        711      261,041.07     69.98
Texas .............................        29        6,314,871.42            0.51      6.719        728      217,754.19     77.22
Utah ..............................        19        4,779,596.17            0.39      7.047        710      251,557.69     78.17
Vermont ...........................         1          499,514.17            0.04      6.625        670      499,514.17     68.03
Virginia ..........................       184       65,594,660.75            5.30      6.702        704      356,492.72     77.31
Washington ........................        98       29,069,152.59            2.35      6.700        717      296,624.01     77.04
West Virginia .....................         9        2,007,032.08            0.16      7.031        713      223,003.56     76.57
Wisconsin .........................        12        2,019,589.00            0.16      6.998        723      168,299.08     79.51
Wyoming ...........................         1          260,000.00            0.02      6.500        757      260,000.00     80.00
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============


                                                                S-62

                                       Mortgagors' FICO Scores for the Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of FICO                        Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Credit Scores                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Not Available .....................         8  $     2,067,352.20            0.17%     7.511%    N/A     $   258,419.03     77.17%
620 - 625 .........................        55       18,181,073.86            1.47      7.157        622      330,564.98     73.36
626 - 650 .........................       272       88,996,018.44            7.19      6.950        640      327,191.24     74.53
651 - 675 .........................       536      174,562,424.38           14.09      6.809        664      325,676.16     74.49
676 - 700 .........................       727      241,729,189.17           19.52      6.719        688      332,502.32     74.70
701 - 725 .........................       669      216,105,299.45           17.45      6.663        712      323,027.35     75.65
726 - 750 .........................       559      186,521,798.90           15.06      6.663        738      333,670.48     75.67
751 - 775 .........................       478      171,277,044.82           13.83      6.620        762      358,320.18     74.52
776 - 800 .........................       286      108,043,484.32            8.72      6.533        786      377,774.42     70.98
801 - 825 .........................        76       30,473,982.58            2.46      6.373        806      400,973.46     68.82
826 - 850 .........................         1          627,236.74            0.05      6.375        842      627,236.74     64.05
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Mortgage Loans was approximately 714.



                                      Types of Mortgaged Properties for the Mortgage Loans


                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Property Type                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence ...........     2,021  $   707,783,019.24           57.14%     6.674%       712  $   350,214.26     73.64%
Planned Unit Development (PUD) ....       892      292,343,377.69           23.60      6.695        714      327,739.21     77.02
Low-rise Condominium ..............       428      117,001,183.18            9.45      6.747        721      273,367.25     76.91
Two- to Four-Family Residence .....       227       91,805,078.07            7.41      6.786        718      404,427.66     69.68
High-rise Condominium .............        49       15,700,897.77            1.27      7.016        719      320,426.49     71.87
Townhouse .........................        49       13,593,153.21            1.10      6.720        699      277,411.29     76.65
Cooperative .......................         1          358,195.70            0.03      7.500        691      358,195.70     53.19
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============


                                                 Purposes of the Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Purpose                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Purchase ..........................     2,363  $   737,145,120.05           59.52%    6.792%      718  $   311,953.08     78.40%
Refinance (Cash Out) ..............       825      306,086,269.68           24.71     6.609       706      371,013.66     67.92
Refinance (Rate/Term) .............       479      195,353,515.13           15.77     6.491       712      407,836.15     69.81
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============


                                                                S-63

                                           Occupancy Types for the Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Occupancy Type                        Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Primary Home ......................     3,140  $ 1,065,558,807.01           86.03%    6.674%      712  $   339,349.94     75.38%
Investment ........................       374      118,654,868.40            9.58     6.892       727      317,259.01     67.74
Secondary Home ....................       153       54,371,229.45            4.39     6.776       720      355,367.51     71.01
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) Based upon representations of the related mortgagors at the time of origination.



                                         Loan Documentation Types for the Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Type of Documentation Program         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Full/Alternate ....................       855  $   246,158,056.73           19.87%     6.461%       714  $   287,904.16     76.39%
FastForward .......................        28       17,021,770.83            1.37      6.301        772      607,920.39     69.77
Limited ...........................     2,120      734,524,257.95           59.30      6.749        712      346,473.71     75.70
No Ratio ..........................       255       97,124,686.38            7.84      6.887        712      380,881.12     72.47
No Income/No Asset ................       188       60,373,103.57            4.87      6.891        720      321,133.53     71.95
No Doc ............................       221       83,383,029.40            6.73      6.686        716      377,298.78     62.89
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============


                                          Ranges of Loan Age for the Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Age (Months)                     Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................     1,757  $   664,454,016.60           53.65%     6.658%       715  $   378,175.31     73.73%
1 - 5 .............................     1,844      543,595,742.40           43.89      6.768        712      294,791.62     75.67
6 - 10 ............................        18        5,082,716.53            0.41      6.431        699      282,373.14     80.58
11 - 15 ...........................        10        4,277,318.46            0.35      6.433        748      427,731.85     68.89
16 - 20 ...........................        11        5,518,508.69            0.45      6.330        742      501,682.61     71.05
21 - 25 ...........................        11        6,648,058.04            0.54      6.340        755      604,368.91     64.18
26 - 30 ...........................         2        1,229,086.48            0.10      6.316        771      614,543.24     70.23
31 - 35 ...........................         7        4,356,670.26            0.35      6.433        723      622,381.47     59.73
36 - 40 ...........................         1          414,029.63            0.03      6.000        718      414,029.63     80.00
41 - 45 ...........................         4        2,136,618.68            0.17      6.232        717      534,154.67     62.16
46 - 50 ...........................         2          872,139.09            0.07      6.114        742      436,069.55     71.41
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average loan age of the Mortgage Loans was approximately 1 month.



                                                                S-64

                                              Loan Programs for the Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Loan Program                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
3/1 CMT ...........................         9  $     3,981,630.67            0.32%     6.397%       714  $   442,403.41     78.28%
3/1 CMT Interest Only .............         9        2,667,388.28            0.22      5.961        726      296,376.48     77.89
3/1 LIBOR .........................        14        4,348,174.77            0.35      6.592        713      310,583.91     65.08
3/1 LIBOR 30/40 Balloon ...........         2          389,832.97            0.03      6.585        628      194,916.49     52.30
3/1 LIBOR Interest Only ...........        73       29,880,693.65            2.41      6.486        720      409,324.57     71.54
3/27 LIBOR ........................        26        6,080,030.73            0.49      6.342        735      233,847.34     68.12
3/27 LIBOR Interest Only ..........       103       31,087,137.73            2.51      6.315        712      301,816.87     74.90
5/1 CMT ...........................        13        2,557,380.84            0.21      7.121        696      196,721.60     79.55
5/1 CMT Interest Only .............        12        3,281,061.07            0.26      7.317        690      273,421.76     80.59
5/1 LIBOR .........................       148       45,808,347.41            3.70      6.671        710      309,515.86     71.33
5/1 LIBOR 30/40 Balloon ...........        26        6,515,183.60            0.53      7.037        691      250,583.98     78.24
5/1 LIBOR Interest Only ...........     1,326      494,450,120.09           39.92      6.627        717      372,888.48     73.88
5/25 LIBOR ........................        97       22,295,085.83            1.80      7.151        713      229,846.25     76.16
5/25 LIBOR Interest Only ..........       755      199,574,390.02           16.11      6.894        709      264,336.94     77.93
7/1 LIBOR .........................        89       25,227,234.31            2.04      6.809        717      283,452.07     73.12
7/1 LIBOR 30/40 Balloon ...........        25        6,974,284.51            0.56      7.106        689      278,971.38     79.95
7/1 LIBOR Interest Only ...........       730      304,586,745.08           24.59      6.763        714      417,242.12     73.22
7/23 LIBOR ........................        13        2,408,136.40            0.19      6.586        711      185,241.26     75.89
7/23 LIBOR Interest Only ..........       197       46,472,046.90            3.75      6.312        708      235,898.72     77.56
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============


                                          Prepayment Charge Terms of the Mortgage Loans

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Prepayment Charge                    Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Term (Months)                         Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
0 .................................     2,212  $   732,123,628.71           59.11%     6.779%       717  $   330,978.13     74.54%
12 ................................       334      141,598,610.71           11.43      6.671        712      423,947.94     72.34
24 ................................       204       67,238,784.68            5.43      6.602        710      329,601.89     74.44
36 ................................       913      296,700,846.69           23.95      6.537        709      324,973.55     75.26
60 ................................         4          923,034.07            0.07      6.747        685      230,758.52     80.00
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============


                                            Gross Margins for the Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
                                     Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Range of Gross Margins (%)            Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499 .....................     1,358  $   371,919,590.09           30.03%     6.716%       714  $   273,873.04     77.09%
2.500 - 2.999 .....................     1,658      673,051,472.21           54.34      6.657        714      405,941.78     71.50
3.000 - 3.499 .....................       410      124,073,305.69           10.02      6.737        732      302,617.82     79.71
3.500 - 3.999 .....................       175       52,230,674.06            4.22      6.888        682      298,460.99     79.72
4.000 - 4.499 .....................        41       10,704,101.67            0.86      7.152        655      261,075.65     79.24
4.500 - 4.999 .....................         2          538,540.00            0.04      7.312        659      269,270.00     80.00
5.000 - 5.499 .....................        21        5,442,221.14            0.44      6.995        665      259,153.39     78.96
6.500 - 6.999 .....................         1          208,000.00            0.02      8.000        726      208,000.00     80.00
7.500 - 7.999 .....................         1          417,000.00            0.03      7.875        683      417,000.00     76.51
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans was approximately 2.695%.


                                                                S-65

                                    Months to Initial Adjustment Date for the Mortgage Loans

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
Range of Number of                      of         Principal         Principal      Average      FICO       Current      Loan-to-
Months to Initial                    Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Adjustment Date                       Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1 - 10 ............................         3  $     1,177,548.87            0.10%     5.905%       717  $   392,516.29     73.61%
11 - 20 ...........................         5        2,412,786.08            0.19      6.302        726      482,557.22     64.15
21 - 30 ...........................        19        8,068,666.03            0.65      6.361        716      424,666.63     68.89
31 - 40 ...........................       233       81,254,941.13            6.56      6.398        721      348,733.65     71.63
41 - 50 ...........................        18        8,813,118.21            0.71      6.391        747      489,617.68     69.42
51 - 60 ...........................     2,156      687,318,899.34           55.49      6.742        712      318,793.55     75.14
61 - 70 ...........................       180       64,481,681.01            5.21      6.627        726      358,231.56     76.04
81 - 90 ...........................     1,053      385,057,264.19           31.09      6.718        713      365,676.41     73.86
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============


                                        Maximum Mortgage Rates for the Mortgage Loans (1)

                                                                     Percent of                Weighted                  Weighted
                                      Number       Aggregate         Aggregate      Weighted   Average      Average      Average
                                        of         Principal         Principal      Average      FICO       Current      Loan-to-
Range of                             Mortgage       Balance           Balance       Mortgage    Credit     Principal      Value
Mortgage Rates (%)                    Loans       Outstanding       Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999 .....................         1  $       436,845.00            0.04%     4.750%       800  $   436,845.00     29.12%
10.000 - 10.499 ...................        61       21,289,274.98            1.72      5.183        712      349,004.51     77.00
10.500 - 10.999 ...................       198       69,490,119.70            5.61      5.776        727      350,960.20     70.80
11.000 - 11.499 ...................       595      234,189,039.29           18.91      6.225        727      393,595.02     71.03
11.500 - 11.999 ...................     1,307      464,415,939.25           37.50      6.685        714      355,329.72     73.97
12.000 - 12.499 ...................       696      218,184,720.43           17.62      7.031        708      313,483.79     76.96
12.500 - 12.999 ...................       604      173,371,014.53           14.00      7.245        704      287,038.10     77.50
13.000 - 13.499 ...................       137       37,729,837.08            3.05      7.386        697      275,400.27     77.38
13.500 - 13.999 ...................        56       17,453,438.55            1.41      7.759        703      311,668.55     77.21
14.000 - 14.499 ...................        10        1,520,834.28            0.12      8.075        703      152,083.43     82.71
14.500 - 14.999 ...................         2          503,841.77            0.04      8.750        639      251,920.89     80.00
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 11.830%.


                                      Initial Periodic Rate Cap for the Mortgage Loans (1)

                                                                      Percent of                Weighted                  Weighted
                                      Number       Aggregate          Aggregate      Weighted   Average      Average      Average
                                        of         Principal          Principal      Average      FICO       Current      Loan-to-
Initial Periodic                     Mortgage       Balance            Balance       Mortgage    Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding        Outstanding       Rate      Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
2.000 .............................       106  $    37,998,140.74            3.07%    6.513%      711  $   358,473.03     71.26%
3.000 .............................        67       21,730,119.53            1.75     6.241       719      324,330.14     75.88
5.000 .............................     3,127    1,072,854,770.38           86.62     6.707       713      343,093.95     74.37
6.000 .............................       367      106,001,874.21            8.56     6.775       720      288,833.44     76.15
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Mortgage Loans was approximately 4.958%.


                                                                S-66

                                     Subsequent Periodic Rate Cap for the Mortgage Loans (1)

                                                                     Percent of              Weighted                  Weighted
                                      Number       Aggregate         Aggregate     Weighted  Average      Average      Average
                                        of         Principal         Principal     Average     FICO       Current      Loan-to-
Subsequent Periodic                  Mortgage       Balance           Balance      Mortgage   Credit     Principal      Value
Rate Cap (%)                          Loans       Outstanding       Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
1.000 .............................       806  $   198,720,896.83           16.04%    6.723%      705  $   246,551.98     77.90%
2.000 .............................     2,861    1,039,864,008.03           83.96     6.695       716      363,461.73     73.80
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============
------------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Mortgage Loans was approximately 1.840%.




                                           Origination Channel for the Mortgage Loans

                                                                      Percent of              Weighted                  Weighted
                                      Number       Aggregate          Aggregate     Weighted  Average      Average      Average
                                        of         Principal          Principal     Average     FICO       Current      Loan-to-
                                     Mortgage       Balance            Balance      Mortgage   Credit     Principal      Value
Origination Channel                   Loans       Outstanding        Outstanding      Rate     Score       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
Conduit ...........................     1,536  $   422,405,886.38            34.10%    6.734%      713  $   275,003.83     77.18%
Correspondent .....................       646      257,570,124.72            20.80     6.692       717      398,715.36     72.96
Consumer Direct ...................        65       22,857,774.84             1.85     6.534       705      351,658.07     69.61
Mortgage Professionals ............     1,420      535,751,118.92            43.26     6.682       714      377,289.52     73.24
                                    ---------- ------------------  ---------------
    Total....................           3,667  $ 1,238,584,904.86          100.00%
                                    ========== ==================  ===============


                                                                S-67

                        Description of the Certificates

General

         The certificates will be issued pursuant to the pooling and servicing agreement. The following sections of this free writing prospectus are summaries of the material terms of the certificates and the pooling and servicing agreement pursuant to which the certificates will be issued. They do not purport to be complete, however, and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates. The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank, F.S.B. or any of their affiliates.

         The Mortgage Pass-Through Certificates, Series 2006-AR25 will consist of the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class P-1 and Class P-2 Certificates. Only the classes of certificates listed on the cover page of this free writing prospectus (all of which are together referred to as the "offered certificates") are offered by this free writing prospectus.

         When describing the certificates in this free writing prospectus, we use the following terms:

                 Designation                                             Classes of Certificates
  ------------------------------------ ------------------------------------------------------------------------------------------
            Senior Certificates            Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class
                                           3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5,
                                        Class 5-A-1, Class 5-A-2, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5
                                                                        and Class A-R Certificates
         Subordinated Certificates           Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates
        Group 1 Senior Certificates                        Class 1-A-1, Class 1-A-2 and Class A-R Certificates
        Group 2 Senior Certificates                              Class 2-A-1 and Class 2-A-2 Certificates
        Group 3 Senior Certificates                 Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 Certificates
        Group 4 Senior Certificates          Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4 and Class 4-A-5 Certificates
        Group 5 Senior Certificates                              Class 5-A-1 and Class 5-A-2 Certificates
        Group 6 Senior Certificates          Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4 and Class 6-A-5 Certificates
        Notional Amount Certificates                      Class 3-A-3, Class 4-A-4 and Class 6-A-3 Certificates
         Super Senior Certificates         Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class
                                                4-A-3, Class 5-A-1, Class 6-A-1, Class 6-A-2 and Class 6-A-4 Certificates
            Support Certificates        Class 1-A-2, Class 2-A-2, Class 3-A-4, Class 4-A-5, Class 5-A-2 and Class 6-A-5
                                        Certificates
            Private Certificates                  Class B-4, Class B-5, Class B-6, Class P-1 and Class P-2 Certificates


                                                                S-68

         The certificates are generally referred to as the following types:

                       Class                                                 Type
     ---------------------------------------  -----------------------------------------------------------------
     Class 1-A-1 Certificates:                                 Senior/Super Senior/Variable Rate
     Class 1-A-2 Certificates:                                   Senior/Support/Variable Rate
     Class 2-A-1 Certificates:                                 Senior/Super Senior/Variable Rate
     Class 2-A-2 Certificates:                                   Senior/Support/Variable Rate
     Class 3-A-1 Certificates:                                 Senior/Super Senior/Variable Rate
     Class 3-A-2 Certificates:                                 Senior/Super Senior/Variable Rate
                                                                    Senior/Notional Amount/
     Class 3-A-3 Certificates:                               Interest Only/Fixed Pass-Through Rate
     Class 3-A-4 Certificates:                                   Senior/Support/Variable Rate
     Class 4-A-1 Certificates:                                 Senior/Super Senior/Variable Rate
     Class 4-A-2 Certificates:                                 Senior/Super Senior/Variable Rate
     Class 4-A-3 Certificates:                                 Senior/Super Senior/Variable Rate
                                                                    Senior/Notional Amount/
     Class 4-A-4 Certificates:                               Interest Only/Fixed Pass-Through Rate
     Class 4-A-5 Certificates:                                   Senior/Support/Variable Rate
     Class 5-A-1 Certificates:                                 Senior/Super Senior/Variable Rate
     Class 5-A-2 Certificates:                                   Senior/Support/Variable Rate
     Class 6-A-1 Certificates:                                 Senior/Super Senior/Variable Rate
     Class 6-A-2 Certificates:                                 Senior/Super Senior/Variable Rate
                                                                    Senior/Notional Amount/
     Class 6-A-3 Certificates:                               Interest Only/Fixed Pass-Through Rate
     Class 6-A-4 Certificates:                                 Senior/Super Senior/Variable Rate
     Class 6-A-5 Certificates:                                   Senior/Support/Variable Rate
     Class A-R Certificates:                                         Senior/REMIC Residual
     Subordinated Certificates:                                    Subordinate/Variable Rate
     Class P-1 and Class P-2 Certificates:                            Prepayment Charges


         The Class P-1, Class P-2, Class B-4, Class B-5 and Class B-6 Certificates (all of which are together are sometimes referred to as the private certificates) are not offered by this free writing prospectus. The pass-through rate for each class of private certificates other than the Class P-1 and Class P-2 Certificates will be calculated as described under "--Interest" in this free writing prospectus. The Class P-1 and Class P-2 Certificates will not bear interest. The Class P-1 and Class P-2 Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans and such amounts will not be available for distribution to the holders of the offered certificates and the other private certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial Notional Amounts and pass-through rates set forth on the cover page or as described in this free writing prospectus. The initial Class Certificate Balances and initial Notional Amounts may vary in the aggregate by plus or minus 10%. Any information contained in this free writing prospectus with respect to the Class P-1, Class P-2, Class B-4, Class B-5 and Class B-6 Certificates is provided only to permit a better understanding of the offered certificates.

         The "Class Certificate Balance" of any class of certificates (other than the Notional Amount Certificates) as of any Distribution Date is the initial Class Certificate Balance of that class reduced by the sum of

     o all amounts previously distributed to holders of certificates of that class as distributions of principal, and

     o the amount of Realized Losses (including Excess Losses) allocated to that class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of distribution priority, by the amount of Subsequent Recoveries on the Mortgage Loans in a related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates. See "The
Agreements--Realization Upon Defaulted Mortgage Loans--Application of Liquidation Proceeds" in the prospectus.

         In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate Class Certificate Balance of all classes of certificates (other than the Class P-1 and Class P-2 Certificates) following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the related Prepayment Period).

         The Notional Amount Certificates do not have Class Certificate Balances and are not entitled to any distributions in respect of principal on the Mortgage Loans in any loan group.

         The senior certificates will have an initial aggregate Class Certificate Balance of approximately $1,154,980,100 and will evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 93.25%. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will each evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 2.40%, 1.55%, 0.80%, 0.85%, 0.65% and 0.50%, respectively.

         The Class A-R Certificates and the private certificates will be issued in fully registered certificated form. All of the remaining classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-R Certificates will be issued in a denomination of $100.

Notional Amount Certificates

         Each class of Notional Amount Certificates does not have a Class Certificate Balance but will bear interest on its Notional Amount. The "Notional Amount" for the Class 3-A-3 Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 3-A-2 Certificates immediately prior to that Distribution Date. The Notional Amount for the Class 4-A-4 and Class 6-A-3 Certificates for any Distribution Date (x) on or prior to June 2011 and June 2013, respectively, will be the Class Certificate Balance of the Class 4-A-3 and Class 6-A-2 Certificates, respectively, immediately prior to such Distribution Date, and (y) after June 2011 and June 2013, respectively, will be zero.

Book-Entry Certificates

         The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "Book-Entry Certificates"). The Class A-R Certificates will be issued as a single certificate in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("Certificate Owners") will hold their Book-Entry Certificates through The Depository Trust Company ("DTC") in the United States, or, upon request, through Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("Euroclear") in Europe, if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Class Certificate Balance of the offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC, Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Class Certificate Balances or Notional Amounts of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is an integral multiple of $1,000. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such offered certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

         The Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Certificate Owner's Financial Intermediary is not a Participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

         Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and Participants. While the offered certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the DTC Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

         Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

         Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

         Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC Rules.

         Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("Clearstream, Luxembourg"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

         Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

         On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

         Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises

Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "Euroclear Operator") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participant in accordance with DTC's normal procedures. Each Participant will be responsible for disbursing such payments to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners that it represents.

         Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the issuing entity provided by the trustee to Cede & Co., as nominee of DTC, may be made available to Certificate Owners upon request, in accordance with the DTC Rules and the rules, regulations and procedures creating and affecting the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Certificate Owners are credited.

         DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

         Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, or (b) after the occurrence of an event of default under the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) evidenced by the offered certificates advise the trustee and DTC through the Financial Intermediaries and the Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

         Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

         On or before the closing date, the Servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited in it under the pooling and servicing agreement. The servicer may withdraw funds from the Certificate Account for purposes set forth in the pooling and servicing agreement. On or before the closing date, the trustee will establish an account (the "Distribution Account"), which will be maintained with the trustee in trust for the benefit of the certificateholders. On or prior to the business day immediately preceding each Distribution Date, the Servicer will withdraw from the Certificate Account the amount of Available Funds and prepayment charges for that Distribution Date and will deposit such amounts in the Distribution Account. The holders of the Class P-1 and Class P-2 Certificates will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution to the holders of the other certificates. There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

         Prior to each Determination Date, the Servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Servicer.

Investments of Amounts Held in Accounts

         The Certificate Account. All funds in the Certificate Account will be invested in permitted investments at the direction of the Servicer. All income and gain net of any losses realized from investment of funds in the Certificate Account will be for the benefit of the Servicer as additional servicing compensation and will be remitted to it monthly as described herein. The amount of any losses incurred in the Certificate Account in respect of the investments will be deposited by the Servicer in the Certificate Account. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with the pooling and servicing agreement.

         Distribution Account. Funds on deposit in the Distribution Account will not be invested.

Fees and Expenses

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:


    Type / Recipient (1)                         Amount                       General Purpose
------------------------------ -----------------------------------------   ----------------------
Fees
Servicing Fee / Servicer       0.375% per annum of the Stated Principal    Compensation
                               Balance of each Mortgage Loan (3)



Additional Servicing           o Prepayment Interest Excess                Compensation
Compensation / Servicer

                               o All late payment fees,                    Compensation
                                 assumption fees and other similar
                                 charges (excluding prepayment charges)

                               o All investment income earned on           Compensation
                                 amounts on deposit in the Certificate
                                 Account.

                               o Excess Proceeds (5)                       Compensation

Trustee Fee / trustee          0.0015% per annum of the Stated Principal   Compensation
                               Balance of each Mortgage Loan
Expenses

Insurance expenses / Servicer  Expenses incurred by the Servicer           Reimbursement of
                                                                           Expenses

Servicing Advances /           To the extent of funds available, the       Reimbursement of
Servicer                       amount of any Servicing Advances.           Expenses




Indemnification expenses /     Amounts for which the seller, the           Indemnification
the Seller, the Servicer and   Servicer and the depositor are entitled
the depositor                  to indemnification (7)




    Type / Recipient (1)                           Source (2)                        Frequency
------------------------------ ------------------------------------------------  -----------------
Fees
Servicing Fee / Servicer       Interest collected with respect to each Mortgage       Monthly
                               Loan and any Liquidation Proceeds or Subsequent
                               Recoveries that are allocable to accrued and
                               unpaid interest (4)

Additional Servicing           Interest collections with respect to each            Time to time
Compensation / Servicer        Mortgage Loan

                               Payments made by obligors with respect to the        Time to time
                               Mortgage Loans


                               Investment income related to the Certificate           Monthly
                               Account


                               Liquidation Proceeds and Subsequent Recoveries       Time to time

Trustee Fee / trustee          Amounts in respect of interest on the Mortgage         Monthly
                               Loans
Expenses

Insurance expenses / Servicer  To the extent the expenses are covered by an         Time to time
                               insurance policy with respect to the Mortgage Loan

Servicing Advances /           With respect to each Mortgage Loan, late             Time to time
Servicer                       recoveries of the payments of the costs and
                               expenses, Liquidation Proceeds, Subsequent
                               Recoveries, purchase proceeds or repurchase
                               proceeds for that Mortgage Loan (6)

Indemnification expenses /     Amounts on deposit on the Certificate Account on       Monthly
the Seller, the Servicer and   any Distribution Account Deposit Date, following
the depositor                  the transfer to the Distribution Account

---------------------------------------------------------------------------------------------------

(1) If the trustee succeeds to the position of Servicer, it will be entitled to receive the same fees and expenses of the Servicer described in this free writing prospectus. Any change to the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Servicer in the case of amounts owed to the Servicer) prior to distributions on the certificates.

(3) The Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) The Servicing Fee is payable from interest collections on the Mortgage Loans, but may be paid from any other amounts on deposit in the Certificate Account, if interest collections are insufficient to pay the Servicing Fee.

(5) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the seller, the Servicer and the depositor are entitled to indemnification of certain expenses.

Distributions

         Distributions on the certificates will be made by the trustee on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in August 2006 (each, a "Distribution Date"), to the persons in whose names such certificates are registered at the close of business on the Record Date. The "Record Date" is the last business day of the month immediately preceding the month of such Distribution Date for all certificates.

         Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register or in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of such certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

         As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date, and, in certain circumstances, from any Available Funds from the other loan groups remaining after distribution to the senior certificates related to such loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for such Distribution Date, in each case, after giving effect to distributions on all classes of senior certificates in the following order of priority:

     o to current and unpaid interest on each class of senior certificates in the related senior certificate group, pro rata based on their respective interest distribution amounts;

     o to principal on the classes of senior certificates in the related senior certificate group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates--Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes of certificates in the related senior certificate group on the Distribution Date;

     o from Available Funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, in each case subject to
         (x) any distributions that may be required to be made as described in this free writing prospectus under "--Cross-Collateralization" and
         (y) the limitations set forth in this free writing prospectus under "Description of the Certificates--Principal;" and

     o   any remaining amounts to the Class A-R Certificates.

     "Available Funds" for a loan group for any Distribution Date will be equal to the sum of

     o all scheduled installments of interest (net of the Expense Fees for that loan group) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

     o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group;

     o all partial or full prepayments with respect to the Mortgage Loans in that loan group received during the related Prepayment Period, together with all interest paid in connection with the prepayment, other than certain excess amounts, and the related Compensating Interest; and

     o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by the Seller or the Servicer as of the Distribution Date;

reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement.

Interest

         The classes of offered certificates will have the respective pass-through rates set forth on the cover page of this free writing prospectus or as described below.

         The pass-through rate for the Class 1-A-1, Class 1-A-2 and Class A-R Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 1 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.05994% per annum.

         The pass-through rate for the Class 2-A-1 and Class 2-A-2 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 2 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.96166% per annum.

         The pass-through rate for the Class 3-A-1 and Class 3-A-4 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 3 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.41438% per annum.

         The pass-through rate for the Class 3-A-2 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 3 Mortgage Loans minus the pass-through rate of the Class 3-A-3 Certificates for that interest accrual period. The pass-through rate for the Class 3-A-2 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.05438% per annum.

         The pass-through rate for the Class 4-A-1, Class 4-A-2 and Class 4-A-5, Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 4 Mortgage Loans. The pass-through rate for those certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.21779% per annum.

         The pass-through rate for the Class 4-A-3 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 4 Mortgage Loans minus the pass-through rate of the Class 4-A-4 Certificates for that interest accrual period. The pass-through rate for the Class 4-A-3 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.76779% per annum.

         The pass-through rate for the Class 4-A-4 Certificates for (x) any interest accrual period related to each Distribution Date on or prior to the Distribution Date in June 2011 will be 0.45000% per annum and (y) any interest accrual after the Distribution Date in June 2011 will be 0.00000%.

         The pass-through rate for the Class 5-A-1 and Class 5-A-2 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 5 Mortgage

Loans. The pass-through rate for those Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.38092% per annum.

         The pass-through rate for the Class 6-A-1, Class 6-A-4 and Class 6-A-5, Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 6 Mortgage Loans. The pass-through rate for those Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.30440% per annum.

         The pass-through rate for the Class 6-A-2 Certificates for the interest accrual period related to each Distribution Date will equal the Weighted Average Net Mortgage Rate of the Group 6 Mortgage Loans minus the pass-through rate of the Class 6-A-3 Certificates for that interest accrual period. The pass-through rate for the Class 6-A-2 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.90440% per annum.

         The pass-through rate for the Class 6-A-3 Certificates for (x) any interest accrual period related to each Distribution Date on or prior to the Distribution Date in June 2013 will be 0.40000% per annum and (y) any interest accrual after the Distribution Date in June 2013 will be 0.00000%.

         The "Weighted Average Adjusted Net Mortgage Rate" for a loan group and any Distribution Date means a per annum rate equal to the average of the adjusted net mortgage rate of each Mortgage Loan in that loan group, weighted on the basis of their respective Stated Principal Balances as of the Due Date in the month prior to the month in which such Distribution Date occurs (after giving effect to prepayments received in the Prepayment Period related to that prior Due Date).

         The pass-through rate for each class of subordinated certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the sum of the following for each loan group: the product of (x) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans in that loan group as of the first day of the prior calendar month and (y) a fraction, the numerator of which is the related Assumed Balance immediately prior to that Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date.

         On each Distribution Date, to the extent of funds available, each interest bearing class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This "interest distribution amount" for any interest-bearing class will be equal to the sum of (a) interest accrued during the related interest accrual period at the applicable pass-through rate on the related Class Certificate Balance or Notional Amount, as the case may be, immediately prior to the applicable Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).

         With respect to each Distribution Date for all of the interest-bearing classes, the "interest accrual period" will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

         The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "Net Interest Shortfall" is equal to the sum of:

     o any net prepayment interest shortfalls for that loan group and Distribution Date and

     o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Special Hazard Loss, Fraud Loss, Debt

         Service Reduction or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the subordinated certificates for those types of losses.

         Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all interest-bearing classes of the related senior certificates and the classes of subordinated certificates on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive based on each subordinated class' share of the Assumed Balance, as described more fully below) on such Distribution Date, in each case, before taking into account any reduction in such amounts from such Net Interest Shortfalls.

         For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Assumed Balance for that Distribution Date. The "Assumed Balance" for a Distribution Date and loan group is equal to the Subordinated Percentage for that Distribution Date relating to that loan group of the aggregate Stated Principal Balance of each Mortgage Loan in that loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such Due Date). Notwithstanding the foregoing, on any Distribution Date after the fifth Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

         A "Relief Act Reduction" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or any similar state or local laws.

         With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate of the prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for that Distribution Date and loan group and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfall for that loan group. A "prepayment interest shortfall" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of a Prepayment Period occurring in the month prior to the month of the applicable Distribution Date is less than one month's interest at the related Mortgage Rate, net of the related servicing fee rate, on the Stated Principal Balance of the Mortgage Loan.

         If on any Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under "-- Priority of Distributions Among Certificates" are insufficient to make a full distribution of the interest entitlement on the group of certificates related to that loan group, interest will be distributed on each class of certificates in that certificate group of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates in that certificate group will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

Principal

         Principal Amount. On each Distribution Date, the Principal Amount for each loan group will be distributed as principal with respect to the related senior certificates (other than the Notional Amount Certificates) in an amount up to the related Senior Principal Distribution Amount and as principal of the subordinated certificates, in an amount up to the Subordinated Principal Distribution Amount for that loan group.

         The "Principal Amount" for any Distribution Date and loan group will equal the sum of:

         (a) all monthly payments of principal due on each Mortgage Loan in that loan group on the related Due Date,

         (b) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by the seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date, excluding any Mortgage Loan that was repurchased due to a modification of the Mortgage Rate,

         (c) the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

         (d) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

         (e) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

         (f) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, including the principal portion of the purchase price of any Mortgage Loans that was repurchased due to modification of the Mortgage Rate,

         (g) (A) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries in that loan group that incurred (1) an Excess Loss or (2) a Realized Loss after the Senior Credit Support Depletion Date, any such Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

         Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

         (a)      with respect to loan group 1, sequentially, as follows:

                  (i) to the Class A-R Certificates until its Class Certificate Balance is reduced to zero;

                  (ii) concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

         (b) with respect to loan group 2, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

         (c) with respect to loan group 3, concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

         (d) with respect to loan group 4, concurrently, as follows:

                  (i) 68.2758620690%, concurrently, to the Class 4-A-1 and Class 4-A-5 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (ii) 31.7241379310%, sequentially, to the Class 4-A-2 and Class 4-A-3 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

         (e) with respect to loan group 5, concurrently, to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

         (f) with respect to loan group 6, concurrently, as follows:

                  (i) 61.2424073353%, concurrently, to the Class 6-A-4 and Class 6-A-5 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                  (ii) 38.7575926647%, sequentially, to the Class 6-A-1 and Class 6-A-2 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero.

         "Prepayment Period" means for any Distribution Date and Due Date, the period commencing on the sixteenth day of the prior calendar month (or, in the case of the first Distribution Date, the Cut-off Date) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

         "Stated Principal Balance" means for any Mortgage Loan and any Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to previous partial prepayments of principal and the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor and to liquidation proceeds allocable to principal received in the prior calendar month and prepayments received through the last day of the Prepayment Period in which the Due Date occurs. The "pool principal balance" equals the aggregate Stated Principal Balance of the Mortgage Loans.

         The "Senior Principal Distribution Amount" for a loan group for any Distribution Date will equal the sum of

             (i) the related Senior Percentage of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and Distribution Date,

             (ii) for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                  (a) the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

                  (b) either

                        (x) if no Excess Losses were sustained on a Liquidated
                           Mortgage Loan during the preceding calendar month, the Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or

                        (y) if an Excess Loss was sustained on the Liquidated
                           Mortgage Loan during the preceding calendar month, the Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

             (iii)the Senior Prepayment Percentage of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and Distribution Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan that is not a Liquidated Mortgage Loan, the related Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss; provided further, however, that on any Distribution Date after the fifth Senior Termination Date, the Senior Principal Distribution Amount for the remaining certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the issuing entity, as opposed to only the Mortgage Loans in the related loan group.

         The "Senior Percentage" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such senior certificate group immediately before the Distribution Date and the denominator of which is the aggregate Stated Principal Balance of each Mortgage Loan in the related loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received on the related Mortgage Loans in the Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after the fifth Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such remaining senior certificate group immediately prior to such date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates immediately prior to such Distribution Date.

         For any Distribution Date on and prior to the fifth Senior Termination Date, the "Subordinated Percentage" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the fifth Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

         The "Senior Prepayment Percentage" of a senior certificate group for any Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates that receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the pool principal balance evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates. The Subordinated Prepayment Percentage for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage for that Distribution Date.

         The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of any senior certificate group exceeds the initial Senior Percentage of such senior certificate group, in which case the Senior Prepayment Percentage for each senior certificate group for the Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the Mortgage Loans:

     o the aggregate Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including any Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six-month period), as a percentage of (a) if such date is on or prior to the fifth Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balance of the related Mortgage Loans or (b) if such date is after the fifth Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date does not equal or exceed 50%, and

     o cumulative Realized Losses on the Mortgage Loans in each loan group do not exceed

         o commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the fifth Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the related Mortgage Loans as of the Cut-off Date or (ii) if such date is after the fifth Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the "original subordinate principal balance"),

         o commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

         o commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

         o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

         o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

         The "Senior Termination Date" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

         Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in July 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of an amount equal to 100% minus the related Senior Percentage for that Distribution Date and (y) after the Distribution Date in July 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the "Two Times Test"), the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

         The "Aggregate Subordinated Percentage" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

         If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal or full and partial principal prepayments and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Percentage and Senior Prepayment Percentage of those amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

Cross-Collateralization

         Cross-Collateralization due to disproportionate principal payments. On each Distribution Date after the first Senior Termination Date but prior to the earlier of the Senior Credit Support Depletion Date and the fifth Senior Termination Date, all principal on the Mortgage Loans in the loan group related to the senior certificate group that will have been paid in full will be distributed on a pro rata basis, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from one loan group is distributed to the senior certificates of another loan group according to this paragraph, the subordinated certificates will not receive that principal amount on the Distribution Date.

         Cross-Collateralization due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates of a senior certificate group, after giving effect to distributions to be made on that Distribution Date, is greater than the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (any such group, the "Undercollateralized Group"), all amounts otherwise distributable as principal to the subordinated certificates (or, following the Senior Credit Support Depletion Date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of the Undercollateralized Group, until the aggregate Class Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (such distribution, an "Undercollateralization Distribution"). If the senior certificates of a senior certificate group constitute an Undercollateralized Group on any Distribution Date following the Senior Credit Support Depletion Date, Undercollateralization Distributions will be made from the excess of the Available Funds for the other loan groups remaining after all required amounts for that Distribution Date have been distributed to the senior certificates of that related senior certificate group. If more than one Undercollateralized Group on any Distribution Date is entitled to an Undercollateralization Distribution, such Undercollateralization Distribution will be allocated among the Undercollateralized Groups, pro rata, based upon the amount by which the aggregate Class Certificate Balance of the senior certificates in each senior certificate group exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans for each related Undercollateralized Group. If more than one senior certificate group on any Distribution Date is required to make an Undercollateralization Distribution to an Undercollateralized Group, the payment of such Undercollateralization Distribution will be allocated among such senior certificate groups, pro rata, based upon the aggregate Class Certificate Balance of the related senior certificates. Accordingly, the subordinated certificates will not receive distributions of principal until each Undercollateralized Group is no longer undercollateralized.

         All distributions described in this "Cross-Collateralization" section will be made in accordance with the priorities set forth under "Distributions on the Certificates -- Principal -- Senior Principal Distribution Amount" above and "-- Subordinated Principal Distribution Amount" below.

         Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds therefor, the Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from each loan group (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from each loan group for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class B-1 Certificates, until their respective Class Certificate Balances are reduced to zero.

         With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the Class Subordination Percentages of such class and all classes of subordinated certificates that have higher numerical class designations than that class (the "Applicable Credit Support Percentage") is less than the Applicable Credit Support Percentage for that class on the date of issuance of the certificates (the "Original Applicable Credit Support Percentage"), no distribution of partial principal prepayments and principal prepayments in full will be made to any of those classes (the "Restricted Classes") and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

         The "Class Subordination Percentage" with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of subordinated certificates immediately before that Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates immediately before that Distribution Date.

         The approximate Original Applicable Credit Support Percentages for the subordinated certificates on the date of issuance of the certificates are expected to be as follows:

               Class B-1................................    6.75%
               Class B-2................................    4.35%
               Class B-3................................    2.80%
               Class B-4................................    2.00%
               Class B-5................................    1.15%
               Class B-6................................    0.50%

         The "Subordinated Principal Distribution Amount" for any Distribution Date and loan group will equal the sum of:

         o the Subordinated Percentage for that loan group of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group and that Distribution Date,

         o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the portion of the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to clause (ii) of the definition of Senior Principal Distribution Amount up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan, as of the Due Date in the month preceding the month of that Distribution Date, and

         o the Subordinated Prepayment Percentage for that loan group of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and that Distribution Date.

         On any Distribution Date after the fifth Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans in the related loan group.

         Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, regardless of whether they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive any Available Funds for any loan group remaining after payment of interest and principal on the senior certificates and interest and principal on the subordinated certificates, as described above and, after the final distribution has been made with respect to the certificates. It is not anticipated that there will be any significant amounts remaining for that distribution.

Allocation of Losses

         On each Distribution Date, any Realized Loss on the Mortgage Loans will be allocated first to the subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero. Any additional Realized Losses, other than Excess Losses: (i) with respect to the Group 1 Mortgage Loans will be allocated, sequentially, to the Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (ii) with respect to the Group 2 Mortgage Loans will be allocated, sequentially, to the Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; (iii) with respect to the Group 3 Mortgage Loans will be allocated first to the Class 3-A-4 Certificates until its Class Certificate Balance is reduced to zero, and second, concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, (iv) with respect to the Group 4 Mortgage Loans will be allocated first to the Class 4-A-5 Certificates until its Class Certificate Balance is reduced to zero, and second, concurrently, to the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero,
(v) with respect to the Group 5 Mortgage Loans will be allocated, sequentially to the Class 5-A-2 and Class 5-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero and (vi) with respect to the Group 6 Mortgage Loans will be allocated first to the Class 6-A-5 Certificates until its Class Certificate Balance is reduced to zero, and second, concurrently, to the Class 6-A-1, Class 6-A-2 and Class 6-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

         On each Distribution Date, Excess Losses on the Mortgage Loans in a loan group will be allocated among the classes of senior certificates of the related senior certificate group and the classes of subordinated certificates of the related subordinated certificate group as follows:

o the applicable Senior Percentage of such Excess Loss will be allocated among the classes of senior certificates in that senior certificate group (other than the Notional Amount Certificates), pro rata, based on their Class Certificate Balances and

o the applicable Subordinated Percentage of such Excess Loss will be allocated among the related classes of subordinated certificates, pro rata, based on each class' share of the Assumed Balance for the applicable loan group.

         The "Senior Credit Support Depletion Date" is the date on which the Class Certificate Balance of each class of subordinated certificates has been reduced to zero.

         Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

         In general, a "Realized Loss" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan. "Excess Losses" are Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount, Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount and Fraud Losses in excess of the Fraud Loss Coverage Amount. "Bankruptcy Losses" are losses that are incurred as a result of Debt Service Reductions and Deficient Valuations. "Special Hazard Losses" are Realized Losses in respect of Special Hazard Mortgage Loans. "Fraud Losses" are losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation.

         A "Liquidated Mortgage Loan" is a defaulted Mortgage Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "Special Hazard Mortgage Loan" is a Liquidated Mortgage Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the prospectus under "Credit Enhancement--Special Hazard Insurance Policies."

         "Subsequent Recoveries" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

         The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class P-1 and Class P-2 Certificates.

                              Credit Enhancement


Subordination


         Any Realized Losses on the Mortgage Loans that are allocable to the senior certificates will be allocated among the related classes of senior certificates as specified under "Description of the Certificates - Allocation of Losses" in this free writing prospectus.


         The rights of the holders of the subordinated certificates to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the holders of the related senior certificates and the rights of the holders of each class of related subordinated certificates (other than the Class B-1 Certificates) to receive the distributions that are allocated to the related subordinated certificates will be further subordinated to the rights of the class or classes of subordinated certificates with lower numerical class designations, in each case only to the extent described in this free writing prospectus. The subordination of the subordinated certificates to the senior certificates and the subordination of the classes of subordinated certificates with higher numerical class designations to those with lower numerical class designations is intended to increase the likelihood of receipt, respectively, by the applicable senior certificateholders and the holders of the subordinated certificates with lower numerical class designations of the maximum amount to which they are entitled on any Distribution Date and to provide the holders protection against Realized Losses, other than Excess Losses. In addition, the subordinated certificates will provide limited protection against Special Hazard Losses, Bankruptcy Losses and Fraud Losses up to the Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount, respectively, as described in the following paragraphs.


         The subordinated certificates will provide limited protection to the classes of certificates of higher relative priority against


     o Special Hazard Losses in an initial amount expected to be up to approximately $12,385,849 (the "Special Hazard Loss Coverage Amount"),

     o Bankruptcy Losses in an initial amount expected to be up to approximately $500,490 (the "Bankruptcy Loss Coverage Amount") and

     o Fraud Losses in an initial amount expected to be up to approximately $37,157,547 (the "Fraud Loss Coverage Amount").

         The Special Hazard Loss Coverage Amount will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of:

     o that Special Hazard Loss Coverage Amount as of the closing date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans incurred since the closing date, or

     o   the greatest of

         o   1% of the aggregate of the principal balances of the Mortgage
             Loans,

         o   twice the principal balance of the largest Mortgage Loan and

         o the aggregate stated principal balances of the Mortgage Loans secured by mortgaged properties located in the single California postal zip code area having the highest aggregate stated principal balance of any zip code area.

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All principal balances for the purpose of this definition will be calculated as of the first day of the month before the month in which the Distribution Date occurs after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

         The Fraud Loss Coverage Amount will be reduced, from time to time, by the amount of Fraud Losses allocated to the certificates. In addition, the Fraud Loss Coverage Amount will be reduced on the fifth anniversary of the Cut-off Date, to zero and on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of:

     o 2.00% of the then current pool principal balance, in the case of the first such anniversary and 1.00% of the then current pool principal balance, in the case of the second, third and fourth such anniversaries, and

         o   the excess of

         o the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over

         o the cumulative amount of Fraud Losses allocated to the certificates since the preceding anniversary.

         The Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the subordinated certificates.

         The amount of coverage provided by the subordinated certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses may be cancelled or reduced from time to time for each of the risks covered, provided that the then current ratings of the certificates assigned by the rating agencies are not adversely affected as a result. In addition, a reserve fund or other form of credit enhancement may be substituted for the protection provided by the subordinated certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses.

         A "Deficient Valuation" is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the mortgaged property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by the mortgaged property or may reduce the outstanding principal balance of a Mortgage Loan. In the case of a reduction in that value of the related mortgaged property, the amount of the secured debt could be reduced to that value, and the holder of the Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of the Mortgage Loan exceeds the value so assigned to the mortgaged property by the bankruptcy court. In addition, other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a "Debt Service Reduction") of the amount of the monthly payment on the related Mortgage Loan. However, none of these shall be considered a Debt Service Reduction or Deficient Valuation so long as the Servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the Servicer without giving effect to any Debt Service Reduction or Deficient Valuation.

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